EXHIBIT 99.1

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                              ---------------------

                                 $1,581,193,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                                 $1,707,091,869
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)

                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

                              ---------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                            AS MORTGAGE LOAN SELLERS

                              ---------------------

--------------------------------------------------------------------------------------------------------------------------------
            INITIAL CLASS         INITIAL          RATINGS                                                       ASSUMED FINAL
            CERTIFICATE OR     PASS-THROUGH       S&P/FITCH      SUBORDINATION        WAL          PRINCIPAL      DISTRIBUTION
CLASS      NOTIONAL BALANCE        RATE             /DBRS            LEVELS          (YRS.)       WINDOW (MO.)        DATE
--------------------------------------------------------------------------------------------------------------------------------
A-1         $   76,758,000           %            AAA/AAA/AAA       20.000%           2.59           1-57         11/10/2009
--------------------------------------------------------------------------------------------------------------------------------
A-2         $  419,364,000           %            AAA/AAA/AAA       20.000%           4.85           57-60         2/10/2010
--------------------------------------------------------------------------------------------------------------------------------
A-3         $  155,543,000           %            AAA/AAA/AAA       20.000%           6.59           70-83         1/10/2012
--------------------------------------------------------------------------------------------------------------------------------
A-4         $   36,998,000           %            AAA/AAA/AAA       20.000%           8.64          103-107        1/10/2014
--------------------------------------------------------------------------------------------------------------------------------
A-AB        $   49,587,000           %            AAA/AAA/AAA       20.000%           7.30          60-113         7/10/2014
--------------------------------------------------------------------------------------------------------------------------------
A-5         $  481,049,000           %            AAA/AAA/AAA       20.000%           9.81          113-119        1/10/2015
--------------------------------------------------------------------------------------------------------------------------------
A-1A        $  146,374,000           %            AAA/AAA/AAA       20.000%           7.20           1-119         1/10/2015
--------------------------------------------------------------------------------------------------------------------------------
A-J         $  113,095,000           %            AAA/AAA/AAA       13.375%           9.88          119-119        1/10/2015
--------------------------------------------------------------------------------------------------------------------------------
X-P         $1,656,689,000           %            AAA/AAA/AAA         N/A             N/A              N/A         2/10/2012
--------------------------------------------------------------------------------------------------------------------------------
B           $   42,677,000           %             AA/AA/AA         10.875%           9.92          119-120        2/10/2015
--------------------------------------------------------------------------------------------------------------------------------
C           $   17,071,000           %          AA-/AA-/AA(low)      9.875%           9.96          120-120        2/10/2015
--------------------------------------------------------------------------------------------------------------------------------
D           $   27,740,000           %               A/A/A           8.250%           9.96          120-120        2/10/2015
--------------------------------------------------------------------------------------------------------------------------------
E           $   14,937,000           %           A-/A-/A(low)        7.375%           9.96          120-120        2/10/2015
--------------------------------------------------------------------------------------------------------------------------------

DEUTSCHE BANK SECURITIES                          BANC OF AMERICA SECURITIES LLC
CO-LEAD AND JOINT BOOKRUNNING MANAGER      CO-LEAD AND JOINT BOOKRUNNING MANAGER

CITIGROUP                             JPMORGAN               MERRILL LYNCH & CO.
CO-MANAGER                           CO-MANAGER              CO-MANAGER

                                                                January 28, 2005


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

TRANSACTION FEATURES

>> SELLERS:

--------------------------------------------------------------------------------
                                         NO. OF     CUT-OFF DATE
             SELLERS                     LOANS       BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
General Electric Capital Corporation       93      $  925,863,173         54.24%
German American Capital Corporation        18         439,942,552         25.77
Bank of America, N.A                       19         341,286,144         19.99
--------------------------------------------------------------------------------
TOTAL:                                    130      $1,707,091,869        100.00%
--------------------------------------------------------------------------------

>> LOAN POOL:

o     Average Cut-off Date Balance: $13,131,476

o     Largest Mortgage Loan or cross-collateralized loan group by Cut-off Date
      Balance: $97,255,523 (Shadow Rated BBB- / BBB- / BBB(LOW) by S&P, Fitch, and DBRS, respectively).

o     Five largest and ten largest loans or cross-collateralized loan groups:
      22.62% and 36.61% of pool, respectively.

>> CREDIT STATISTICS:

o     Weighted average underwritten DSCR of 1.52x.

o Weighted average cut-off date LTV ratio of 71.19%; weighted average balloon LTV ratio of 63.67%.

>> PROPERTY TYPES:

                              [PIE CHART OMITTED]

  [The following table was depicted as a pie chart in the printed materials.]

Multifamily (1)                                                           20.05%
Self Storage                                                               8.30%
Hotel                                                                      4.44%
Industrial                                                                 2.11%
Mixed Use                                                                  0.36%
Office                                                                    30.77%
Retail                                                                    33.97%

(1)   Consists of Multifamily (18.76%) and Manufactured Housing (1.29%).

>> CALL PROTECTION: (AS APPLICABLE)

o 95.62% of the pool (current balance) has a lockout period ranging from 24 to 42 payments from origination, then defeasance.

o 4.38%(1) of the pool (current balance) has a lockout period ranging from 24 to 60 payments from origination, then yield maintenance.

      (1) With respect to two of these mortgage loans, representing 1.22% of the aggregate Cut-off Date Balance, the borrower has the option of choosing yield maintenance or defeasance under certain circumstances.

>> BOND INFORMATION: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------------------
                INITIAL                            RATINGS                                       ASSUMED FINAL       INITIAL
           CERTIFICATE OR      SUBORDINATION     (S&P/FITCH        AVERAGE        PRINCIPAL       DISTRIBUTION     PASS-THROUGH
CLASS     NOTIONAL BALANCE(1)     LEVELS           /DBRS)      LIFE (YRS.)(2)  WINDOW (MO.)(2)      DATE(2)      RATE (APPROX.)(3)
----------------------------------------------------------------------------------------------------------------------------------
A-1(4)      $   76,758,000        20.000%         AAA/AAA/AAA         2.59           1-57         11/10/2009             %
----------------------------------------------------------------------------------------------------------------------------------
A-2(4)      $  419,364,000        20.000%         AAA/AAA/AAA         4.85           57-60         2/10/2010             %
----------------------------------------------------------------------------------------------------------------------------------
A-3(4)      $  155,543,000        20.000%         AAA/AAA/AAA         6.59           70-83         1/10/2012             %
----------------------------------------------------------------------------------------------------------------------------------
A-4(4)      $   36,998,000        20.000%         AAA/AAA/AAA         8.64          103-107        1/10/2014             %
----------------------------------------------------------------------------------------------------------------------------------
A-AB(4)     $   49,587,000        20.000%         AAA/AAA/AAA         7.30          60-113         7/10/2014             %
----------------------------------------------------------------------------------------------------------------------------------
A-5(4)      $  481,049,000        20.000%         AAA/AAA/AAA         9.81          113-119        1/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------
A-1A(4)     $  146,374,000        20.000%         AAA/AAA/AAA         7.20           1-119         1/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------
A-J         $  113,095,000        13.375%         AAA/AAA/AAA         9.88          119-119        1/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------
X-P(5)      $1,656,689,000          N/A           AAA/AAA/AAA         N/A             N/A          2/10/2012             %
----------------------------------------------------------------------------------------------------------------------------------
B           $   42,677,000        10.875%          AA/AA/AA           9.92          119-120        2/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------
C           $   17,071,000         9.875%       AA-/AA-/AA(low)       9.96          120-120        2/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------
D           $   27,740,000         8.250%            A/A/A            9.96          120-120        2/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------
E           $   14,937,000         7.375%        A-/A-/A(low)         9.96          120-120        2/10/2015             %
----------------------------------------------------------------------------------------------------------------------------------

RIVATE CERTIFICATES (6)
-----------------------------------------------------------------------------------------------------------------------------------
                INITIAL                             RATINGS                                         ASSUMED FINAL      INITIAL
            CERTIFICATE OR     SUBORDINATION      (S&P/FITCH         AVERAGE          PRINCIPAL      DISTRIBUTION    PASS-THROUGH
CLASS     NOTIONAL BALANCE(1)     LEVELS             /DBRS)        LIFE (YRS.)(2)  WINDOW (MO.)(2)      DATE(2)    RATE (APPROX.)(3)
-----------------------------------------------------------------------------------------------------------------------------------
X-C(5)      $1,707,091,868          N/A            AAA/AAA/AAA         N/A              N/A          2/10/2020            %
-----------------------------------------------------------------------------------------------------------------------------------
F           $   23,473,000         6.000%      BBB+/BBB+/BBB(high)      9.96          120-120        2/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
G           $   14,937,000         5.125%          BBB/BBB/BBB          9.96          120-120        2/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
H           $   25,606,000         3.625%      BBB-/BBB-/BBB(low)       9.99          120-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
J           $    4,268,000         3.375%       BB+/BB+/BB(high)       10.21          123-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
K           $    8,535,000         2.875%           BB/BB/BB           10.21          123-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
L           $   10,670,000         2.250%        BB-/BB-/BB(low)       10.21          123-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
M           $    2,134,000         2.125%         B+/B+/B(high)        10.21          123-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
N           $    6,401,000         1.750%             B/B/B            10.21          123-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
O           $    4,268,000         1.500%         B-/B-/B(low)         10.21          123-123        5/10/2015            %
-----------------------------------------------------------------------------------------------------------------------------------
P           $   25,606,868         0.000%           NR/NR/NR           14.30          123-180        2/10/2020            %
-----------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)   Subject to a permitted variance of plus or minus 10%.

(2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

(3) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-1A, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans, (iii) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans less a specified percentage or (iv) a rate equal to the weighted average of the net mortgage interest rate of the mortgage loans. The Class J, Class K, Class L, Class M, Class N, Class O and Class P certificates will each accrue interest at a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans.

(4) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 117 mortgage loans, representing approximately 91.43% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan group 2 will consist of 13 mortgage loans, representing approximately 8.57% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan group 2 will include approximately 45.70% of the aggregate principal balance of all the mortgage loans secured by multifamily properties.

      So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-1A, Class X-C and Class X-P certificates, interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, and Class A-5 certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A certificates will be based upon amounts available relating to mortgage loans in loan group 2.

      In addition, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, and Class A-5 certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 and, after the certificate principal balance of the Class A-1A certificates has been reduced to zero, distributions of principal collected or advanced in respect of mortgage loans in loan group 2. The Class A-1A certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 and, after the certificate principal balance of the Class A-5 certificates has been reduced to zero, distributions of principal collected or advanced in respect of mortgage loans in loan group 1. However, on and after any distribution date on which the certificate principal balances of the Class A-J through Class P certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A certificates, pro rata.

(5) With respect to the Strategic Hotel Portfolio mortgage loan, representing approximately 1.45% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date (or approximately 1.59% of the aggregate principal balance of loan group 1 as of the cut-off date), the related mortgaged properties also secure subordinate mortgage loans. The Class X-C and Class X-P certificates were structured assuming that such subordinate loans absorb any loss prior to the related mortgage loan. For more information regarding these loans, see "DESCRIPTION OF THE MORTGAGE POOL--THE STRATEGIC HOTEL PORTFOLIO MORTGAGE LOAN" in the prospectus supplement.

(6)   Certificates to be offered privately pursuant to Rule 144A and Regulation
      S.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

I. ISSUE CHARACTERISTICS

ISSUE TYPE:                     Public:  Classes A-1, A-2, A-3, A-4, A-AB, A-5,
                                A-1A, A-J, X-P, B, C, D and E (the "Offered
                                Certificates").

                                Private (Rule 144A, Regulation S): Classes X-C, F, G, H, J, K, L, M, N, O and P.

SECURITIES OFFERED:             $1,581,193,000 monthly pay, multi-class,
                                sequential pay commercial mortgage REMIC
                                Pass-Through Certificates, consisting of 12 fixed-rate principal and interest classes
                                (Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-1A,
                                A-J, B, C, D and E) and one interest-only class
                                (Class X-P).

MORTGAGE POOL:                  The Mortgage Pool consists of 130 Mortgage Loans
                                with an aggregate balance as of the Cut-Off Date of $1,707,091,869. The Mortgage Loans are secured by 141 properties located throughout 32 states. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2"). Loan Group 1 will consist of
                                (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and/or manufactured housing properties and (ii) 12 Mortgage Loans that are secured by 12 Mortgaged Properties that are multifamily properties and 6 Mortgage Loans that are secured by 6 Mortgaged Properties that are manufactured housing properties. Loan Group
                                1 is expected to consist of 117 Mortgage Loans, with an aggregate balance as of the Cut-Off Date of $1,560,717,334. Loan Group 2 will consist of 13 Mortgage Loans that are secured by 15
                                Mortgaged Properties that are multifamily properties with an aggregate balance as of the Cut-Off Date of $146,374,535.

SELLERS:                        General Electric Capital Corporation (GECC);
                                German American Capital Corporation (GACC); and Bank of America, N.A. (BofA)

CO-LEAD BOOKRUNNING MANAGERS:   Deutsche Bank Securities Inc. and Banc of
                                America Securities LLC

CO-MANAGERS:                    Citigroup Global Markets, Inc., J.P.  Morgan
                                Securities Inc. and Merrill Lynch, Pierce,
                                Fenner & Smith, Inc.

MASTER SERVICER:                GEMSA Loan Services, L.P.

SPECIAL SERVICER:               Lennar Partners, Inc.

TRUSTEE:                        LaSalle Bank National Association

FISCAL AGENT:                   ABN AMRO Bank N.V.

CUT-OFF DATE:                   February 1, 2005

EXPECTED CLOSING DATE:          On or about February 23, 2005.

DISTRIBUTION DATES:             The 10th day of each month or, if such 10th day
                                is not a business day, the business day
                                immediately following such 10th day, beginning in March 2005.

MINIMUM DENOMINATIONS:          $10,000 for the Offered Certificates and in
                                multiples of $1 thereafter.

SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day funds,
                                with accrued interest.

ERISA/SMMEA STATUS:             The Offered Certificates are expected to be
                                ERISA eligible. No Class of Certificates is
                                SMMEA eligible.

RATING AGENCIES:                The Offered Certificates will be rated by
                                Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P"),
                                Fitch, Inc. ("Fitch"), and Dominion Bond Rating
                                Service Limited ("DBRS").

RISK FACTORS:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                                FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT
                                AND THE "RISK FACTORS" SECTION OF THE
                                PROSPECTUS.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

III. FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
1,450,000 - 1,999,999            3         4,800,000      0.28
2,000,000 - 2,999,999           19        49,276,110      2.89
3,000,000 - 3,999,999           12        42,410,933      2.48
4,000,000 - 5,999,999           18        86,617,011      5.07
6,000,000 - 6,999,999            8        50,231,307      2.94
7,000,000 - 9,999,999           20       164,316,216      9.63
10,000,000 - 14,999,999         16       207,421,009     12.15
15,000,000 - 29,999,999         23       445,802,993     26.11
30,000,000 - 49,999,999          4       159,466,944      9.34
50,000,000 - 97,255,523          7       496,749,346     29.10
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 1,450,000        Max: 97,255,523      Average: 13,131,476
--------------------------------------------------------------

STATE

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                           PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------
California                      28       304,142,863     17.82
IIIinois                         8       151,611,760      8.88
New York                        12       147,696,343      8.65
Virginia                         5       101,408,339      5.94
Michigan                         2        99,298,508      5.82
Florida                         10        97,738,474      5.73
Washington                       9        96,929,529      5.68
Texas                           13        79,957,984      4.68
North Carolina                   4        68,628,442      4.02
Nevada                           3        66,047,536      3.87
Hawaii                           1        62,843,823      3.68
Connecticut                      3        53,942,460      3.16
Arizona                          4        40,143,928      2.35
Other States(a)                 39       336,701,879     19.72
--------------------------------------------------------------
GRAND TOTAL                    141     1,707,091,869    100.00
--------------------------------------------------------------

(a)   Includes 19 states.

PROPERTY TYPE

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                           PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------
Retail                          41       579,872,648     33.97
Office                          24       525,283,470     30.77
Multifamily                     33       342,223,289     20.05
  MULTIFAMILY                   27       320,261,942     18.76
  MANUFACTURED HOUSING           6        21,961,346      1.29
Self Storage                    32       141,624,464      8.30
Hotel                            7        75,862,858      4.44
Industrial                       3        36,025,139      2.11
MIXED USE                        1         6,200,000      0.36
--------------------------------------------------------------
GRAND TOTAL                    141     1,707,091,869    100.00
--------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
4.280% - 4.999%                 16       417,503,858     24.46
5.000% - 5.249%                 23       327,787,332     19.20
5.250% - 5.449%                 30       362,734,481     21.25
5.450% - 5.749%                 40       417,450,437     24.45
5.750% - 5.999%                 17       105,116,252      6.16
6.000% - 6.880%                  4        76,499,508      4.48
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 4.280                  Max: 6.880        Wtd. Avg.: 5.250
--------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
  60 - 80                       30       528,434,607     30.96
 81 - 100                        6       123,166,327      7.21
101 - 120                       90       955,302,291     55.96
121 - 180                        4       100,188,644      5.87
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 60                      Max: 180           Wtd. Avg.: 101
--------------------------------------------------------------

(a) Calculated with respect to the anticipated prepayment date for 1 mortgage loan.

REMAINING TERM TO STATED MATURITY (MOS)(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
 57 - 59                        28       475,384,607     27.85
 60 - 84                         8       176,216,327     10.32
 85 - 114                        4        59,351,947      3.48
115 - 119                       74       759,809,987     44.51
120 - 139                       14       208,879,000     12.24
140 - 180                        2        27,450,000      1.61
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 57                   Max: 180               Wtd. Avg.: 98
--------------------------------------------------------------

(a) Calculated with respect to the anticipated prepayment date for 1 mortgage loan.

LOANS WITH RESERVE REQUIREMENTS(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
Tax                            109     1,268,980,298     74.34
Replacement                    102     1,177,235,386     68.96
Insurance                       93       958,751,926     56.16
Other(b)                        50       848,381,309     49.70
TI/LC(c)                        49       757,133,627     65.99
--------------------------------------------------------------

(a) Includes upfront or on-going reserves (including letters of credit in lieu of reserves).
(b)   Consists of tenant reserves and holdbacks.
(c) Percentage based only on portion of pool secured by retail, office and industrial properties.

CUT-OFF LOAN-TO-VALUE RATIO (%)(a)(b)


--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
31.79% - 49.99%                  8        71,094,506      4.16
50.00% - 59.99%                  9        85,392,222      5.00
60.00% - 69.99%                 26       584,943,341     34.27
70.00% - 74.99%                 25       166,330,346      9.74
75.00% - 80.90%                 62       799,331,453     46.82
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 31.79                     Max: 80.90     Wtd. Avg.: 71.19
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.02% of the pool balance).
(b) In the case of 3 mortgage loans with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

LOAN-TO-VALUE AT MATURITY (%)(a)(b)


--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
26.70% - 29.99%                  1         2,988,292      0.18
30.00% - 39.99%                  6        26,395,415      1.55
40.00% - 49.99%                 14       177,780,421     10.41
50.00% - 59.99%                 20       278,409,336     16.31
60.00% - 69.99%                 64       899,243,047     52.68
70.00% - 79.21%                 25       322,275,359     18.88
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 26.70                     Max: 79.21     Wtd. Avg.: 63.67
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.02% of the pool balance).
(b) In the case of 3 mortgage loans with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

DEBT SERVICE COVERAGE RATIOS (X)(a)(b)


--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)     POOL
--------------------------------------------------------------
1.20x - 1.29x                   43       622,983,195     36.49
1.30x - 1.39x                   29       241,560,514     14.15
1.40x - 1.49x                   19       193,399,988     11.33
1.50x - 1.59x                    7        65,473,059      3.84
1.60x - 1.74x                   14       133,695,786      7.83
1.75x - 1.99x                    8       305,003,822     17.87
2.00x - 2.49x                    5       108,715,056      6.37
2.50x - 2.98x                    5        36,260,448      2.12
--------------------------------------------------------------
GRAND TOTAL                    130     1,707,091,869    100.00
--------------------------------------------------------------
Min: 1.20                   Max: 2.98          Wtd. Avg.: 1.52
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for 13 loans (14.50% of the pool balance).
(b) In the case of 3 mortgage loans with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

IV. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
1,450,000 - 1,999,999            2         3,100,000      0.20
2,000,000 - 2,999,999           17        43,533,278      2.79
3,000,000 - 3,999,999           10        35,185,023      2.25
4,000,000 - 5,999,999           17        82,330,828      5.28
6,000,000 - 6,999,999            7        43,431,307      2.78
7,000,000 - 9,999,999           18       148,118,137      9.49
10,000,000 - 14,999,999         15       195,449,477     12.52
15,000,000 - 29,999,999         21       406,002,993     26.01
30,000,000 - 49,999,999          4       159,466,944     10.22
50,000,000 - 97,255,523          6       444,099,346     28.45
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 1,450,000        Max: 97,255,523      Average: 13,339,464
--------------------------------------------------------------

STATE

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                           PROPERTIES     BALANCE ($)  GROUP 1
--------------------------------------------------------------
California                      28       304,142,863     19.49
Illinois                         8       151,611,760      9.71
New York                        12       147,696,343      9.46
Michigan                         2        99,298,508      6.36
Washington                       8        90,129,529      5.77
Viriginia                        4        89,436,807      5.73
Florida                          9        79,938,474      5.12
Texas                           11        71,845,891      4.60
Nevada                           3        66,047,536      4.23
Hawaii                           1        62,843,823      4.03
Connecticut                      2        50,542,460      3.24
Arizona                          4        40,143,928      2.57
Louisiana                        7        39,017,833      2.50
Other States(a)                 27       268,021,577     17.17
--------------------------------------------------------------
GRAND TOTAL                    126     1,560,717,334    100.00
--------------------------------------------------------------

(a)   Includes 18 states

PROPERTY TYPE

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                           PROPERTIES     BALANCE ($)  GROUP 1
--------------------------------------------------------------
Retail                          41       579,872,648     37.15
Office                          24       525,283,470     33.66
Multifamily                     18       195,848,754     12.55
  MULTIFAMILY                   12       173,887,408     11.14
  MANUFACTURED HOUSING           6        21,961,346      1.41
Self Storage                    32       141,624,464      9.07
Hotel                            7        75,862,858      4.86
Industrial                       3        36,025,139      2.31
Mixed Use                        1         6,200,000      0.40
--------------------------------------------------------------
GRAND TOTAL                    126     1,560,717,334    100.00
--------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
4.280% - 4.999%                 12       342,256,416     21.93
5.000% - 5.249%                 20       317,758,318     20.36
5.250% - 5.449%                 26       330,909,481     21.20
5.450% - 5.749%                 38       388,177,358     24.87
5.750% - 5.999%                 17       105,116,252      6.74
6.000% - 6.880%                  4        76,499,508      4.90
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 4.280                  Max: 6.880        Wtd. Avg.: 5.275
--------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
60 - 80                         27       459,987,165     29.47
81 - 100                         6       123,166,327      7.89
101 - 120                       80       877,375,198     56.22
121 - 180                        4       100,188,644      6.42
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 60                   Max: 180              Wtd. Avg.: 102
--------------------------------------------------------------

(a)   Calculated with respect to the anticipated prepayment date for one loan.

REMAINING TERM TO STATED MATURITY (MOS)(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
57 - 59                         25       406,937,165     26.07
60 - 84                          8       176,216,327     11.29
85 - 114                         4        59,351,947      3.80
115 -119                        67       695,907,894     44.59
120 - 139                       11       194,854,000     12.48
140 - 180                        2        27,450,000      1.76
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 57                     Max: 180             Wtd. Avg.: 99
--------------------------------------------------------------

(a)   Calculated with respect to the anticipated prepayment date for one loan.

LOANS WITH RESERVE REQUIREMENTS(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
Tax                             96     1,122,605,763     71.93
Replacement                     93     1,111,253,682     71.20
Insurance                       82       873,952,391     56.00
TI/LC(b)                        49       757,133,627     65.99
Other(c)                        46       749,131,309     48.00
--------------------------------------------------------------

(a) Includes upfront or on-going reserves (including letters of credit in lieu of reserves).
(b) Percentage based only on portion of pool secured by retail, office and industrial properties.
(C)   Consists of tenant reserves and holdbacks.


CUT-OFF LOAN-TO-VALUE RATIO (%)(a)(b)


--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
31.79% - 49.99%                  8        71,094,506      4.56
50.00% - 59.99%                  8        78,592,222      5.04
60.00% - 69.99%                 26       584,943,341     37.48
70.00% - 74.99%                 22       122,244,164      7.83
75.00% - 80.00%                 53       703,843,101     45.10
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 31.79                 Max: 80.00         Wtd. Avg.: 70.66
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.11% of the group 1 balance).
(b) In the case of 3 mortgage loans with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

LOAN-TO-VALUE AT MATURITY (%)(a)(b)


--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
26.70% - 29.99%                  1         2,988,292      0.19
30.00% - 39.99%                  6        26,395,415      1.69
40.00% - 49.99%                 14       177,780,421     11.39
50.00% - 59.99%                 18       268,863,428     17.23
60.00% - 69.99%                 56       830,861,862     53.24
70.00% - 79.21%                 22       253,827,917     16.26
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 26.70                 Max: 79.21         Wtd. Avg.: 63.09
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.11% of the group 1 balance).
(b) In the case of 3 mortgage loans with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

DEBT SERVICE COVERAGE RATIOS(X)(a)(b)


--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 1
--------------------------------------------------------------
1.20x - 1.29x                   36       508,592,284     32.59
1.30x - 1.39x                   25       220,663,072     14.14
1.40x - 1.49x                   18       189,113,806     12.12
1.50x - 1.59x                    7        65,473,059      4.20
1.60x - 1.74x                   14       133,695,786      8.57
1.75x - 1.99x                    7       298,203,822     19.11
2.00x - 2.49x                    5       108,715,056      6.97
2.50x - 2.98x                    5        36,260,448      2.32
--------------------------------------------------------------
GRAND TOTAL                    117     1,560,717,334    100.00
--------------------------------------------------------------
Min: 1.20                   Max: 2.98          Wtd. Avg.: 1.54
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for 11 loans (11.08% of the group 1 balance).
(b) In the case of 3 mortgage loans with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

V. LOAN GROUP 2 CHARACTERISTICS

Cut-off Date Balance ($)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
1,700,000 - 1,999,999            1         1,700,000      1.16
2,000,000 - 2,999,999            2         5,742,831      3.92
3,000,000 - 3,999,999            2         7,225,910      4.94
4,000,000 - 5,999,999            1         4,286,182      2.93
6,000,000 - 6,999,999            1         6,800,000      4.65
7,000,000 - 9,999,999            2        16,198,079     11.07
10,000,000 - 14,999,999          1        11,971,532      8.18
15,000,000 - 49,999,999          2        39,800,000     27.19
50,000,000 - 52,650,000          1        52,650,000     35.97
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
Min: 1,700,000       Max: 52,650,000       Average: 11,259,580
--------------------------------------------------------------

STATE

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                           PROPERTIES     BALANCE ($)  GROUP 2
--------------------------------------------------------------
North Carolina                   3        52,650,000     35.97
Pennsylvania                     1        22,000,000     15.03
Florida                          1        17,800,000     12.16
Virginia                         1        11,971,532      8.18
South Carolina                   2        10,625,000      7.26
Texas                            2         8,112,092      5.54
Tennessee                        1         7,273,079      4.97
Washington                       1         6,800,000      4.65
North Dakota                     2         5,742,831      3.92
Connecticut                      1         3,400,000      2.32
--------------------------------------------------------------
GRAND TOTAL                     15       146,374,535    100.00
--------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                           PROPERTIES     BALANCE ($)  GROUP 2
--------------------------------------------------------------
Multifamily                     15       146,374,535    100.00
--------------------------------------------------------------
GRAND TOTAL                     15       146,374,535    100.00
--------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
4.530% - 4.999%                  4        75,247,442     51.41
5.000% - 5.249%                  3        10,029,014      6.85
5.250% - 5.449%                  4        31,825,000     21.74
5.450% - 5.462%                  2        29,273,079     20.00
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
MIN: 4.530                  MAX: 5.462        WTD. AVG.: 4.988
--------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
60 - 109                         3        68,447,442     46.76
110 - 120                       10        77,927,093     53.24
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
Min: 60                   Max: 120               Wtd. Avg.: 91
--------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
57 - 114                         3        68,447,442     46.76
115 - 119                        7        63,902,093     43.66
120                              3        14,025,000      9.58
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
Min: 57                   Max: 120               Wtd. Avg.: 91
--------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
Tax                             13       146,374,535   100.00%
Other(b)                         4        99,250,000    67.81%
Insurance                       11        84,799,535    57.93%
Replacement                      9        65,981,703    45.08%
--------------------------------------------------------------

(a) Includes upfront or on-going reserves (including letters of credit in lieu of reserves).
(b)   Consists of tenant reserves and holdbacks.

CUT-OFF LOAN-TO-VALUE (%)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
57.63% - 59.99%                  1         6,800,000      4.65
60.00% - 74.99%                  3        44,086,182     30.12
75.00% - 80.90%                  9        95,488,353     65.24
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
Min: 57.63                 Max: 80.90         Wtd. Avg.: 76.79
--------------------------------------------------------------

LOAN-TO-VALUE AT MATURITY (%)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
50.86% - 59.99%                  2         9,545,908      6.52
60.00% - 69.99%                  8        68,381,185     46.72
70.00% - 77.23%                  3        68,447,442     46.76
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
MIN: 50.86                 MAX: 77.23         WTD. AVG.: 69.79
--------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS(X)(a)

--------------------------------------------------------------
                               NO. OF      AGGREGATE
                             MORTGAGE    CUT-OFF DATE     % OF
                                LOANS     BALANCE ($)  GROUP 2
--------------------------------------------------------------
1.21x - 1.29x                    7       114,390,911     78.15
1.30x - 1.39x                    4        20,897,442     14.28
1.40x - 1.74x                    1         4,286,182      2.93
1.75x - 1.83x                    1         6,800,000      4.65
--------------------------------------------------------------
GRAND TOTAL                     13       146,374,535    100.00
--------------------------------------------------------------
Min: 1.21                   Max: 1.83          Wtd. Avg.: 1.31
--------------------------------------------------------------

(a) Calculated on loan balances after netting out holdback amounts for two loans (51.00% of the group 2 balance).

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

VI. LARGE LOAN DESCRIPTION

                                TEN LARGEST LOANS

--------------------------------------------------------------------------------------------------------------------
                                                                                  CUT-OFF DATE     % OF
 NO.        PROPERTY NAME                     CITY        STATE    PROPERTY TYPE     BALANCE       POOL   UNITS/SF
--------------------------------------------------------------------------------------------------------------------
 1   Lakeside Mall(1)                   Sterling Heights   MI          Retail     $ 97,255,523     5.70%  643,375
--------------------------------------------------------------------------------------------------------------------
 2   401 North Michigan Avenue               Chicago       IL          Office       91,000,000     5.33   735,260
--------------------------------------------------------------------------------------------------------------------
 3   Potomac Tower                          Arlington      VA          Office       75,000,000     4.39   236,887
--------------------------------------------------------------------------------------------------------------------
 4   Ward Centers                           Honolulu       HI          Retail       62,843,823     3.68   270,961
--------------------------------------------------------------------------------------------------------------------
 5   63 Madison Avenue(1)                   New York       NY          Office       60,000,000     3.51   797,377
--------------------------------------------------------------------------------------------------------------------
 6   The Atrium at Continental Park(2)     El Segundo      CA          Office       58,000,000     3.40   283,699
--------------------------------------------------------------------------------------------------------------------
 7   Charlotte Apartment Portfolio(3)        Various       NC        Multifamily    52,650,000     3.08     1,226
--------------------------------------------------------------------------------------------------------------------
 8   Savannah Apartments                    Las Vegas      NV        Multifamily    47,250,000     2.77       472
--------------------------------------------------------------------------------------------------------------------
 9   Washington Mutual Buildings           Los Angeles     CA          Office       44,000,000     2.58   257,336
--------------------------------------------------------------------------------------------------------------------
10   Candlewood Plaza - Danbury            Brookfield      CT          Retail       36,966,944     2.17   211,396
--------------------------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGES                                                      $624,966,291    36.61%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                        LOAN PER         CUT-OFF   BALLOON
 NO.        PROPERTY NAME               UNITS/SF  DSCR   DATE LTV    LTV
--------------------------------------------------------------------------
 1   Lakeside Mall(1)                   $    303  1.93x   63.77%    58.29%
--------------------------------------------------------------------------
 2   401 North Michigan Avenue          $    124  1.82x   65.23%    65.23%
--------------------------------------------------------------------------
 3   Potomac Tower                      $    317  2.04x   69.44%    69.44%
--------------------------------------------------------------------------
 4   Ward Centers                       $    232  1.78x   64.13%    58.56%
--------------------------------------------------------------------------
 5   63 Madison Avenue(1)               $    207  1.49x   75.00%    75.00%
--------------------------------------------------------------------------
 6   The Atrium at Continental Park(2)  $    204  1.28x   78.38%    68.05%
--------------------------------------------------------------------------
 7   Charlotte Apartment Portfolio(3)   $ 42,945  1.26x   79.68%    77.23%
--------------------------------------------------------------------------
 8   Savannah Apartments                $100,106  1.21x   78.51%    68.29%
--------------------------------------------------------------------------
 9   Washington Mutual Buildings        $    171  1.64x   69.29%    63.78%
--------------------------------------------------------------------------
10   Candlewood Plaza - Danbury         $    175  1.25x   77.01%    64.79%
--------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGES                      1.64X   70.76%    66.30%
--------------------------------------------------------------------------

(1) For purposes of calculating Loan per Units/SF DSCR, Cut-off Date LTV and Balloon LTV, the loan amount used is the principal balance of the mortgage loan in the trust together with its respective companion loan or loans that are pari passu to the subject mortgage loan.
(2) The Atrium at Continental Park's DSCR is based on netting out $5,533,000 of the performance holdback letter of credit from the original loan balance of $58,000,000.
(3) The Charlotte Apartment Portfolio DSCR is based on netting out $3,150,000 of the performance holdback letter of credit from the original loan balance of $52,650,000.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $97,255,523
                                  LAKESIDE MALL         TMA DSCR:    1.93x
                                                        TMA LTV:     63.8%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $97,255,523
                                  LAKESIDE MALL         TMA DSCR:    1.93x
                                                        TMA LTV:     63.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GACC

LOAN PURPOSE:               Acquisition

SHADOW RATING
(S&P/FITCH/DBRS):           BBB-/BBB-/BBB(low)

ORIGINAL TMA BALANCE(1):    $97,500,000

CUT-OFF TMA BALANCE(1):     $97,255,523

% BY INITIAL UPB:           5.70%

INTEREST RATE:              4.2800%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         January 1, 2005

MATURITY DATE:              December 1, 2009

AMORTIZATION:               30-year schedule

CALL PROTECTION:            Lockout for 24 months from securitization date, then
                            defeasance is permitted. On and after June 1, 2009 prepayment can be made without penalty.

SPONSOR:                    General Growth Properties, Inc.

BORROWER:                   Lakeside Mall Property LLC

PARI PASSU DEBT(1):         $97,500,000

LOCKBOX:                    Hard

INITIAL RESERVES:           None

MONTHLY RESERVES(2):        Springing
--------------------------------------------------------------------------------

(1) The original Trust Mortgage Asset ("TMA") amount of $97,500,000 represents the A-1 note from a first mortgage loan in the principal amount of $195,000,000, consisting of an A-1 Note and a pari passu A-2 note. The A-2 note is not included in the trust. All numbers under the heading "Financial Information" are based on the whole first mortgage loan balance as of the cut-off date, unless otherwise noted.

(2)   See "Escrows" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
LOAN BALANCE PSF:           $303

BALLOON BALANCE PSF:        $276

LTV:                        63.8%

BALLOON LTV:                58.3%

DSCR:                       1.93x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset

PROPERTY TYPE:              Super-Regional Mall

COLLATERAL:                 Fee simple interest in 643,375 sq. ft. of a
                            1,478,375 sq. ft. super-regional mall

LOCATION:                   Sterling Heights, MI

YEAR BUILT / RENOVATED:     1976/1978, 1999 and 2001

MORTGAGED COLLATERAL AREA:  643,375 sq. ft.

TOTAL AREA:                 1,478,375 sq. ft.

PROPERTY MANAGEMENT:        Self-managed

OVERALL MALL OCCUPANCY
(AS OF 10/31/2004):         92.4%

UNDERWRITTEN NET
CASH FLOW:                  $22,312,736

APPRAISED VALUE:            $305,000,000

APPRAISAL DATE:             October 18, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        ANCHOR TENANTS

                                          % OF TOTAL
TENANTS(1)                 SF               MALL SF    LEASE EXPIRATION      RATINGS (S/F/M)  2003 TOTAL SALES   2003 SALES PSF
-------------------------------------------------------------------------------------------------------------------------------
Sears                    303,000             20.50%        3/2/2006           BBB/BBB-/Baa2      $44,598,570         $147.19
-------------------------------------------------------------------------------------------------------------------------------
Marshall Field's(2)      206,000             13.93         3/2/2006           BBB/BBB/Baa2       46,599,260          $226.21
-------------------------------------------------------------------------------------------------------------------------------
J.C. Penney              204,000             13.80         3/2/2006            BB+/BB+/Ba2       50,200,320          $246.08
-------------------------------------------------------------------------------------------------------------------------------
Lord & Taylor(2)         122,000              8.25         3/2/2006           BBB/BBB/Baa2       31,900,560          $261.48
-------------------------------------------------------------------------------------------------------------------------------
Marshall Field's
Men & Home(2)(3)         115,300              7.80         1/31/2006          BBB/BBB/Baa2       17,000,000          $147.83
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                    950,300             64.28%                                             $190,298,710         $200.25
-------------------------------------------------------------------------------------------------------------------------------

(1) The Sears, Marshall Field's, J.C. Penney and Lord & Taylor stores are not collateral for the mortgage loan. Those stores are subject to REAs that expire on 3/2/2026 but the operating covenants expire on 1/31/2006 in the case of Marshall Field's Men & Home, and on 3/2/2006 in the case of the remaining anchor tenants.

(2) Credit ratings of the parent company, May Department Stores, whether it guarantees the related lease or not.

(3) Marshall Field's Men & Home leases the land from the borrower pursuant to a ground lease expiring 3/2/2006 with four, five-year extension options.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $97,255,523
                                  LAKESIDE MALL         TMA DSCR:    1.93x
                                                        TMA LTV:     63.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TTE 8/31/2004 SALES PSF      OCC. COST AS % OF SALES
--------------------------------------------------------------------------------
In-line Tenants(1)                   $402                           15.5%
--------------------------------------------------------------------------------

(1)   Does not include FYE (For Your Entertainment).

------------------------------------------------------------------------------------------------------------------------------
                                                  MAJOR IN-LINE TENANTS

                                               % OF
                                               TOTAL     NET RENT        LEASE        RATINGS(2)
TENANTS                         SF           MALL SF(1)    PSF         EXPIRATION       (S/F/M)      SALES/SF   OCCUPANCY COST
------------------------------------------------------------------------------------------------------------------------------
FYE (For Your Entertainment)  26,790           1.81%      $25.00       1/31/2009         -/-/-        $179.80       16.75%
------------------------------------------------------------------------------------------------------------------------------
Express                       14,522           0.98       $36.23       1/31/2014      BBB/-/Baa2      $571.12        9.61%
------------------------------------------------------------------------------------------------------------------------------
Steve & Barrys University
Sportswear                    13,641           0.92       $24.50       1/31/2011         -/-/-        $220.71       11.33%
------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch           11,372           0.77       $25.00       1/31/2015         -/-/-        $425.66       11.34%
------------------------------------------------------------------------------------------------------------------------------
New York & Company            10,642           0.72       $34.00       1/31/2012         -/-/-        $412.55       11.94%
------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret             10,107           0.68       $35.00       1/31/2015      BBB/-/Baa2        UAV           UAV
------------------------------------------------------------------------------------------------------------------------------
Charlotte Russe                9,277           0.63       $28.00       1/31/2013         -/-/-        $275.55       15.73%
------------------------------------------------------------------------------------------------------------------------------
The Gap                        9,147           0.62       $35.00       1/31/2007     BB+/ BB+/ Ba1    $392.06       13.23%
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WA                     105,498           7.13%      $29.48                                      $330.16       13.27%
------------------------------------------------------------------------------------------------------------------------------

(1)   Percentages are based on the total mall square footage of 1,478,375.

(2) Credit ratings are of the parent company, whether it guarantees the lease or not.

THE LAKESIDE MALL LOAN

THE LOAN. The Lakeside Mall Loan is secured by a first mortgage on the borrower's fee simple interest in 643,375 sq. ft. of a 1,478,375 sq. ft. anchored regional mall located in the Detroit suburb of Sterling Heights approximately 22 miles north of the Detroit central business district. The property was previously unencumbered and the financing was provided as part of GGP's acquisition of the Rouse Company. The five year loan amortizes based on a 30-yr schedule. Based on the appraised value of $305 million and sponsor's acquisition of the property in conjunction with their acquisition of the Rouse Company in November of 2004 (see below), the borrower has cash equity of $110 million in the property.

THE BORROWER. The borrower is Lakeside Mall Property LLC, a special purpose, bankruptcy-remote entity sponsored by GGPLP LLC, an affiliate of GENERAL GROWTH PROPERTIES, INC. ("GGP"). GGP, headquartered in Chicago, Illinois and publicly traded on the New York Stock Exchange (NYSE: GGP) a REIT primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers in the United States. On November 12, 2004, GGP announced the completion of its acquisition of the Rouse Company for approximately $12.7 billion. The Rouse Company portfolio of shopping malls was considered to be a highly productive and well-positioned collection of properties in the mall industry with the last twelve month period ending June 30, 2004 sales per square foot of $448.00 (versus the mall REIT average of $370) and one of the highest percentage of Class A rated properties in its peer group. By combining the Rouse Company portfolio with its existing portfolio, GGP is positioned to become the largest mall REIT in the U.S. in terms of number of retail properties and square feet. GGP now has 200 retail properties encompassing over 200 million square feet. General Growth Properties, Inc. is a repeat sponsor of a Deutsche Bank borrower. GGP is also the sponsor of the borrower for the Ward Centers loan.

THE PROPERTY. The Lakeside Mall is a two-level, Class A, 1,478,375 square foot super regional mall located in Sterling Heights, Michigan. The mall currently contains five anchor department stores including Sears, J.C. Penney, Marshall Field's, Marshall Field's Men & Home, and Lord & Taylor. Except the Marshall Field's Mens & Home pad, which is owned by the borrower and ground leased to the anchor pursuant to a lease expiring January 31, 2006 (with four, five-year extension options), the anchor pads are not owned by the borrower.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $97,255,523
                                  LAKESIDE MALL         TMA DSCR:    1.93x
                                                        TMA LTV:     63.8%
--------------------------------------------------------------------------------

Lakeside Mall features 479,418 square feet of in-line space including tenants such as Banana Republic, Victoria's Secret, Guess, The Disney Store, Coach, Waldenbooks and Lerner New York. The property was built in 1976 and was expanded in 1978 with the addition of the Lord & Taylor space, which in 2003 was expanded by 40,000 sq. ft. In 1999, the mall underwent a $10.3 million expansion to add a 29,000 sq. ft. food court, which seats over 700 people. The mall was last renovated in 2001.

SIGNIFICANT TENANTS. The property is 92.4% occupied as of the rent roll for October, 2004. Fifteen new stores opened in 2003 and in 2004, including: Foot Locker (July 2004), Underground Station (March 2004), Steve Madden (August
2004), Torrid Plus Sizes (September 2004), and Forever 21 (expected to open in February 2005). Overall, for the 440,383 occupied square feet of in-line space, the average base rent for the mall is $40.44 psf as of October, 2004. As referenced above, average in-line sales for the trailing twelve month period ending August 31, 2004 were $402.00 psf.

      SEARS: Sears, Roebuck and Co. (NYSE: S) operates more than 870 mall based stores in the United States and more than 790 independently owned stores. For 2003, sales were reported to be approximately $41.1 billion with a net income of $3.4 billion. Kmart Holding Corporation and Sears, Roebuck and Co. announced in November of 2004 a definitive merger agreement that will combine Sears and Kmart into a major new retail company named Sears Holdings Corporation. Sears Holdings will be the nation's third largest retailer, with approximately $55 billion in annual revenues, 2,350 full-line and off-mall stores, and 1,100 specialty retail stores.

      MARSHALL FIELD'S: There are 62 Marshall Field's stores located throughout the Midwest. First-quarter revenue in 2004 increased approximately 4 percent to $614 million at Marshall Field's, and comparable-store sales were up 6.1 percent. This 206,000 sq. ft. upscale department stores features women's clothing, jewelry, cosmetics and a cafe. Marshall Field's is owned by May Department Stores (NYSE: MAY). May Department Stores owns Lord & Taylor and Marshall Field's along with more than 500 department stores under 12 names. May Department Stores reported net sales of $2.956 billion and net income of $101 million for the third quarter of 2004. In June 2004, May bought the Marshall Fields chain from Target for approximately $3.24 billion.

      J.C. PENNEY: (NYSE: JCP) Reported the highest sales volume of $50.2 million in 2003 of all of the Lakeside Mall anchors and has one of the highest sales volumes of all J.C. Penney department stores in the United States. The 204,000 sq. ft. store offers family accessories and apparel.

      LORD & TAYLOR: Lord & Taylor is owned by May Department Stores. The 122,000 sq. ft. store offers women's accessories and shoes, men's apparel and other extensive departments. Sales in 2003 were reported at $261.48 psf. Founded in 1826, Lord & Taylor now operates approximately 70 stores in markets including New York, Chicago, Boston, Washington, D.C., Detroit, Houston, Atlanta, Dallas, and Denver.

      MARSHALL FIELD'S MEN & HOME: Originally a local department store known as Crowley's (bankrupt in 1999), the 115,300 sq. ft. store has been operated as a Marshall Field's Men & Home store since 1999. This store serves as a complement to the other Marshall Field's in the mall. Departments include home accessories, a full men's department and a wine shop. Marshall Field's Men & Home is owned by May Department Stores.

      FYE (FOR YOUR ENTERTAINMENT): FYE is owned by Trans World Entertainment Corporation (NASDAQ: TWMC). Trans World Entertainment Corporation is one of the largest specialty music and video retailers in the United States. Founded in 1972, FYE currently operates nearly 900 stores in 47 states, Washington, D.C., Puerto Rico and the U.S. Virgin Islands, and operates a retail Website at www.fye.com. Its stores are divided into two categories: mall-based and freestanding. Trans World Entertainment Corporation's national mall-based portfolio is now united under the brand name FYE, For Your Entertainment. Freestanding stores include Wherehouse Music, Coconuts Music & Movies, Strawberries, Spec's, CD World, Streetside Records and Planet Music.

THE MARKET. The Lakeside Mall is located in Macomb County within the Detroit Metropolitan Statistical Area ("MSA") and benefits from good regional and local accessibility as well as the proliferation of peripheral draws. Major roadway proximity to the property provides convenient access to more regional destinations throughout the region, while the property's anchor stores provide the necessary drawing power. The ten-mile area surrounding the Lakeside Mall reported a population of 756,412 in 2003, which reflects positive growth of 0.78% per year since 2000. The five-mile area reported a population of 233,325 in 2003, which reflects positive growth of 1.46% per year since 2000. Lakeside Mall enjoys an expanding customer base with a location in one of the fastest growing areas in the Detroit MSA. Major employers in the area include Ford Motor Company (61,600 employees), General Motors (50,500 employees) and Daimler-Chrysler (39,200 employees).


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $97,255,523
                                  LAKESIDE MALL         TMA DSCR:    1.93x
                                                        TMA LTV:     63.8%
--------------------------------------------------------------------------------

The average household income in the primary trade area is $74,726. The average household income in the Detroit MSA is $71,743 and $64,631 in Michigan. Within the five-mile radius around the property, 26.6% of households have incomes over $100,000. The Detroit region's median age of 36.2 years is on par with both the nation's top 100 largest metropolitan areas (Top 100) and the United States overall. The market is more affluent than the Top 100 and the United States overall, which can be attributed to Detroit's historically strong unionized employment base. 22.1% of the Detroit MSAs households have annual incomes of greater than $100,000, compared to 19.7% and 16.1% for the Top 100 and the United States, respectively.

The six primary competitors to the property comprise approximately 6.9 million square feet of regional mall space. Primary competition consists of the Macomb Mall, Oakland Mall, Eastland Center, Great Lakes Crossing, and the Village of Rochester Hills, all of which are located within 22 miles of the property. Of these competitors Oakland Mall is viewed as the most direct competition by virtue of its similar tenant mix and size. The chart below shows salient facts about Lakeside Mall and its primary competitors.

---------------------------------------------------------------------------------------------------------------------------------
                           TYPICAL RANGE OF     2003 IN-LINE       IN-LINE                                          DISTANCE
PROPERTY                   IN-LINE RENT / SF      SALES/ SF       OCCUPANCY           ANCHOR TENANTS              FROM SUBJECT
---------------------------------------------------------------------------------------------------------------------------------
Lakeside Mall(1)            $30.00 - $65.00         $402              92%       J.C. Penney                            NAP
                                                                                Lord & Taylor
                                                                                Marshall Field's
                                                                                Marshall Field's Men's & Home
                                                                                Sears
---------------------------------------------------------------------------------------------------------------------------------
Macomb Mall                 $18.00 - $40.00         $355              96%       Babies R US                    10 Miles Southeast
                                                                                Kohl's
                                                                                Sears
                                                                                Value City
---------------------------------------------------------------------------------------------------------------------------------
Oakland Mall                $20.00 - $50.00         $305              94%       J.C. Penney                    13 Miles Southwest
                                                                                Marshal Field's
                                                                                Sears
---------------------------------------------------------------------------------------------------------------------------------
The Somerset               $35.00 - $100.00         $615              98%       Marshal Field's                15 Miles Southwest
Collection                                                                      Neiman Marcus
                                                                                Nordstrom
                                                                                Saks 5th Avenue
---------------------------------------------------------------------------------------------------------------------------------
Eastland Center             $19.00 - $45.00         $302              64%       Lowe's Home Improvement        22 Miles Southeast
                                                                                Marshall Field's
                                                                                Sears
                                                                                Target
---------------------------------------------------------------------------------------------------------------------------------
Great Lakes Crossing        $20.00 - $60.00         $285              84%       Bass Pro Shops                 21 Miles Northwest
                                                                                Bed, Bath & Beyond
                                                                                Burlington Coat Factory
                                                                                Marshalls
                                                                                Neiman Marcus Last Call
                                                                                Off Saks Fifth Avenue
                                                                                Oshman's
                                                                                T.J. Maxx
---------------------------------------------------------------------------------------------------------------------------------
Village of Rochester Hills  $25.00 - $50.00         $400             100%       Food Emporium                  14 Miles Northwest
                                                                                Parisian
---------------------------------------------------------------------------------------------------------------------------------

(1) In-Line sales for tenants less than 15,000 sq. ft. for the twelve month period ending August 31, 2004.

PROPERTY MANAGEMENT. The property is self-managed by the borrower, an affiliate of GGP. GGP, the second largest regional mall REIT owns, develops, operates, and/or manages shopping malls in 44 states. As of March, 2004, GGP had ownership interest in and/or management responsibility for over 200 regional shopping malls totaling approximately 200 million square feet of retail space. GGP also has the distinction of being the largest third-party manager for owners of regional malls.

ESCROWS. During a "Cash Management Period", as such term is defined in the loan documents, the following reserves will be collected: Ongoing monthly hard reserves for 1/12th of the annual taxes due and insurance premiums, tenant improvement/leasing commissions of $43,917 (capped at $527,000) and capital expenditures of $13,129 (capped at $157,542).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Mezzanine debt is permitted, subject to receipt of no downgrade confirmation from the rating agencies and the satisfaction of other conditions specified in the loan documents, including, but not limited to, a combined DSCR of not less than 1.25x and a combined LTV of no greater than 75%.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $97,255,523
                                  LAKESIDE MALL         TMA DSCR:    1.93x
                                                        TMA LTV:     63.8%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $91,000,000
                            401 NORTH MICHIGAN AVENUE       DSCR:    1.82x
                                                            LTV:     65.2%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $91,000,000
                            401 NORTH MICHIGAN AVENUE       DSCR:    1.82x
                                                            LTV:     65.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                BofA

LOAN PURPOSE:               Refinance

ORIGINAL PRINCIPAL BALANCE: $91,000,000

CUT-OFF PRINCIPAL BALANCE:  $91,000,000

% BY INITIAL UPB:           5.33%

INTEREST RATE:              5.3095%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         February 1, 2005

MATURITY DATE:              January 1, 2015

AMORTIZATION:               Interest Only

CALL PROTECTION:            Lockout for 24 months from securitization date, then
                            defeasance permitted. On or after November 1, 2014, prepayment allowed without penalty.

SPONSOR:                    Zeller Realty Group

BORROWERS:                  LaSalle Bank National Association, Zeller-401
                            Property, L.L.C., LHR-401 Michigan Avenue, LLC,
                            Z-140 Castleton, L.L.C.

ADDITIONAL FINANCING:       Future mezzanine debt permitted up to the lesser of
                            75% of appraised value or 1.25x combined DSCR for first 5 yrs, then 80% LTV.

LOCKBOX:                    Hard

INITIAL RESERVES:           Immediate
                            Repairs:       $27,300

                            TI/LC Reserve: $13,750,000

                            Jupiter Realty
                            Rent Escrow:   $250,000

                            Tax:           $2,064,191

MONTHLY RESERVES:           Tax:           $412,838

                            Replacement:   $17,818
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE PSF:           $124

BALLOON BALANCE PSF:        $124

LTV:                        65.2%

BALLOON LTV:                65.2%

DSCR:                       1.82x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset

PROPERTY TYPE:              Office

COLLATERAL:                 Fee Simple

LOCATION:                   Chicago, IL

YEAR BUILT / RENOVATED:     1963/NAP

TOTAL AREA:                 735,260 sq. ft.

PROPERTY MANAGEMENT:        Zeller Management Corporation

OCCUPANCY
(AS OF 12/1/2004):          86.9%

UNDERWRITTEN NET
CASH FLOW:                  $8,895,207

APPRAISED VALUE:            $139,500,000

APPRAISAL DATE:             September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 ANCHOR TENANTS

Tenant(1)                           NRSF   % NRSF   Rent PSF   Lease Expiration
--------------------------------------------------------------------------------
Smith Bucklin & Associates Inc.    86,324   11.7%    $20.25       12/31/2017
--------------------------------------------------------------------------------
Spencer Stuart, Inc.               76,678   10.4%    $24.27        5/31/2010
--------------------------------------------------------------------------------
Michael, Best & Friedrich          75,878   10.3%    $23.03        1/31/2006
--------------------------------------------------------------------------------

(1) Information obtained from Underwritten Rent Roll except for Ratings and unless otherwise stated.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $91,000,000
                            401 NORTH MICHIGAN AVENUE      DSCR:     1.82x
                                                           LTV:      65.2%
--------------------------------------------------------------------------------

401 NORTH MICHIGAN AVENUE LOAN

THE LOAN. The 401 North Michigan Avenue loan is secured by a first mortgage on a 735,260 square foot, 35-story, Class A office building located in the central business district of Chicago, Illinois.

THE BORROWER. The borrowers are tenants-in-common and are LaSalle Bank National Association, as Trustee under a trust agreement dated December 30, 2004 and known as Trust No. 128497, an Illinois land trust, and each of the beneficial owners of the trust as follows: Zeller-401 Property, L.L.C., a Delaware limited liability company, owning 89.9416%, LRH-401 Michigan Avenue, LLC, a Delaware limited liability company, owning 4.8917%, and Z-401 Castleton, L.L.C., a Delaware limited liability company, owning 5.1667%. Each of the trust's beneficial owners is a single purpose, bankruptcy-remote newly formed single member limited liability company with one independent manager and for which a non-consolidation opinion has been provided. Ownership of Zeller-401 Property, L.L.C. is held 100.0% by Zeller-401 RAIT, LLC, which is in turn owned 99.9% by Zeller-401, L.L.C., a Delaware limited liability company, and 0.1% by RAIT-401 Michigan, L.L.C., a Delaware limited liability company. The activities of the borrowers are managed by Zeller Manager, L.L.C., a Delaware limited liability company owned 100% by Paul Zeller. Zeller Realty Group ("ZRG") is the sponsor.

ZRG has completed over $1.2 billion of acquisition and development activity. ZRG currently operates over 5,000,000 square feet in its portfolio, 4,300,000 of which is owned by affiliated entities. Gross revenues of the portfolio exceed $100 million generated from over 750 tenants. ZRG employs over 80 individuals in the three major market areas served. Zeller Realty Group and its affiliates have offices located in Illinois, Minnesota and Indiana.

THE PROPERTY. The collateral for the mortgage loan is 401 North Michigan Avenue, a 735,260 square foot, 35-story, Class A office building with 58 tenants located in the central business district of Chicago, Illinois. Built in 1963, the building houses a three-level, valet operated parking garage with 251 spaces and is situated on 1.98 acres. Since acquiring the property, the 401 North Michigan Avenue borrower has completed significant renovations and upgrades costing approximately $8.2 million.

SIGNIFICANT TENANTS. The mortgaged property is currently 87% occupied by a variety of tenants including a strong mix of professional services, media, and legal firms. The three largest tenants, representing approximately 32% of net rentable area and 37.1% of net rental income, are:

      SMITH BUCKLIN CORPORATION INC. occupies 86,324 square feet (11.7% of net rentable area and 12.1% of net rental income) on a 14-year lease expiring December 31, 2017. The mortgaged property is the world headquarters for this 56-year old firm. Smith Bucklin Corporation Inc. employs approximately 750 people worldwide and provides management and function/project specific services to more than 150 trade associations, professional societies, technology user groups and government institutes/agencies.

      SPENCER STUART, INC. occupies 76,678 square feet (10.4% of net rentable area and 12.8% of net rental income) on leases that expire May 31, 2010. Spencer Stuart, Inc.'s occupied space combines 4 suites. The mortgaged property is also the world headquarters of Spencer Stuart, Inc., a 49-year old management consulting firm specializing in senior level executive search and board of director appointments. Spencer Stuart is in the management consulting industry with 50 affiliates in 25 countries.

      MICHAEL, BEST & FRIEDRICH occupies 75,878 square feet (10.3% of net rentable area and 12.2% of net rental income) on leases that expire in 2006. Michael, Best & Friedrich currently occupies four suites with 69,743 square feet expiring on January 31, 2006, and the balance of 6,135 square feet expiring on May 31, 2006. Founded in 1848, Michael, Best & Friedrich is one of the Midwest's oldest and largest law firms. In the summer of 2001, the firm expanded its Chicago presence with the addition of 55 attorneys from Schwartz & Freeman. As a result of the acquisition and additional growth, Michael, Best & Friedrich has grown to over 75,000 square feet at 401 North Michigan Avenue.

THE MARKET. The mortgaged property is located in the city of Chicago, Cook County, Illinois. Cook County is one of nine counties comprising the Chicago primary metropolitan statistical area, and has a 2003 estimated population of
5.4 million residents.

The mortgaged property is in downtown Chicago, directly between the East Loop and North Michigan Avenue office submarkets. The subject's East Loop and North Michigan Avenue submarkets exhibited third quarter 2004 occupancy rates of 83.5% and 88.9%, respectively. The appraiser identified six comparable office properties with occupancy rates ranging from 78% to 100% and averaging 87.3%. The subject is currently 87% occupied.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $91,000,000
                            401 NORTH MICHIGAN AVENUE      DSCR:     1.82x
                                                           LTV:      65.2%
--------------------------------------------------------------------------------

PROPERTY  MANAGEMENT.   Zeller  Management  Corporation  manages  the  mortgaged
property. Zeller Management Corporation is a component of Zeller Realty Group which was formed in 1988.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The 401 North Michigan Avenue borrower has the right to obtain mezzanine financing during the term of the 401 North Michigan Avenue loan, subject to compliance with certain following terms and conditions including: (a) such financing shall be extended by a qualified financial institution (excluding RAIT Partnership, L.P.); (b) such financing shall be secured only by the borrowing members' equity interests in 401 North Michigan Avenue borrower; (c) the mezzanine lender extending the financing executes a subordination and intercreditor agreement satisfactory to mortgagee;
(d) (i) if the mezzanine loan is funded within five years of the closing date of the 401 North Michigan Avenue loan, the aggregate principal amount of such mezzanine financing shall not exceed an amount which, when combined with the outstanding principal balance of the closing date of the 401 North Michigan Avenue loan, at the time of the mezzanine financing request, shall result in the loan-to-value calculated inclusive of the mezzanine financing greater than 75%, or (ii) if the mezzanine loan is funded five years or more after the closing date of the 401 North Michigan Avenue loan, the aggregate principal amount of such mezzanine financing shall not exceed an amount which, when combined with the outstanding principal balance of the 401 North Michigan Avenue mortgage loan, at the time of the mezzanine financing request, shall result in the loan-to-value calculated inclusive of the mezzanine financing greater than 80%, and (iii) the debt service coverage ratio calculated inclusive of the mezzanine financing of less than 1.25x as calculated by the mortgagee, (e) the portion of the mortgaged property which is currently leased under the IHDA Lease and the Michael Best Lease will be full leased pursuant to leases entered into in accordance with the related loan agreement prior to the closing of the mezzanine loan, (f) the 401 North Michigan Avenue borrower shall deliver to the mortgagee confirmation from the rating agencies that such mezzanine financing shall not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the closing date of the 401 North Michigan Avenue loan, (g) the mezzanine borrower will be structured in a manner not to adversely affect the bankruptcy remote nature of the 401 North Michigan Avenue borrower in the opinion of the mortgagee, and (h) no mezzanine loan will be permitted prior to six months after the closing date. The 401 North Michigan Avenue borrower will pay all reasonable out-of-pocket expenses, including customary rating agency fees and reasonable attorney fees, incurred by the mortgagee in connection with the mezzanine loan.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $91,000,000
                            401 NORTH MICHIGAN AVENUE      DSCR:     1.82x
                                                           LTV:      65.2%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $75,000,000
                                  POTOMAC TOWER            DSCR:     2.04x
                                                           LTV:      69.4%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $75,000,000
                                  POTOMAC TOWER            DSCR:     2.04x
                                                           LTV:      69.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GACC

LOAN PURPOSE:               Acquisition

ORIGINAL PRINCIPAL BALANCE: $75,000,000

CUT-OFF PRINCIPAL BALANCE:  $75,000,000

% BY INITIAL UPB:           4.39%

INTEREST RATE:              4.7220%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         February 1, 2005

MATURITY DATE:              January 1, 2012

AMORTIZATION:               Interest Only

CALL PROTECTION:            Lockout for 24 months from securitization date, then
                            defeasance is permitted. On and after October 1, 2011 prepayment can be made without penalty.

SPONSOR:                    Brookfield Financial Properties, L.P.

BORROWER:                   BFP Potomac Tower Co. LLC

ADDITIONAL FINANCING:       None

LOCKBOX:                    Hard

INITIAL RESERVES:           None

MONTHLY RESERVES(1):        Springing
--------------------------------------------------------------------------------

(1)   SEE "ESCROWS" HEREIN.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE PSF:           $317

BALLOON BALANCE PSF:        $317

LTV:                        69.4%

BALLOON LTV:                69.4%

DSCR:                       2.04x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset

PROPERTY TYPE:              Office

COLLATERAL:                 Fee Simple

LOCATION:                   Arlington, VA

YEAR BUILT / RENOVATED:     1989/NAP

TOTAL AREA:                 236,887 sq. ft.

PROPERTY MANAGEMENT:        Brookfield Financial Properties, L.P.

OCCUPANCY
(AS OF 12/31/2004):         100.0%

UNDERWRITTEN NET
CASH FLOW:                  $7,309,127

APPRAISED VALUE:            $108,000,000

APPRAISAL DATE:             November 20, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   MAJOR OFFICE TENANTS

TENANT                         NRSF            % NRSF     WEIGHTED AVG. RENT PSF      LEASE EXPIRATION     RATINGS (S/F/M)
--------------------------------------------------------------------------------------------------------------------------
Friedman Billings Ramsey(1)   93,811            39.6%             $37.08                 12/31/2014             -/-/-
--------------------------------------------------------------------------------------------------------------------------
Northrop Grumman(2)           36,109            15.2              $34.25                  6/30/2007         BBB/BBB/Baa2
--------------------------------------------------------------------------------------------------------------------------
Strategic Investment          35,264            14.9              $27.02                 11/30/2012             -/-/-
--------------------------------------------------------------------------------------------------------------------------
TOTAL (MAJOR TENANTS)         165,184           69.7%             $34.31
--------------------------------------------------------------------------------------------------------------------------
TOTAL                         236,887          100.0%             $34.60
--------------------------------------------------------------------------------------------------------------------------

(1) Friedman Billings Ramsey subleased an additional 17,925 sq. ft. on the 11th floor from the AES Corporation, effective 6/1/2009, at which point they will occupy 147,845 sq. ft. or 62.4% of the building (including the Northrop Grumman space detailed below).

(2) As of 12/24/2004, Northrop Grumman is subleasing their entire 36,109 sq. ft. space on the 8th and 9th floors to Friedman Billings Ramsey for a lease term expiring 6/30/2007. Thereafter, it is expected that Friedman Billings Ramsey will enter into a lease with the borrower for the 8th and 9th floors.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $75,000,000
                                  POTOMAC TOWER            DSCR:     2.04x
                                                           LTV:      69.4%
--------------------------------------------------------------------------------

POTOMAC TOWER LOAN

THE LOAN. The Potomac Tower Loan is a $75 million, seven year, interest-only fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in Potomac Tower and the five story parking garage. Potomac Tower is a Class A building located in the Rosslyn submarket in Arlington, Virginia. The Potomac Tower Loan financed the borrower's $106 million (70.7% loan to acquisition cost) recent acquisition of the property. Based on the acquisition price, the borrower has $31 million of hard equity in the property.

THE BORROWER. The borrower is BFP Potomac Tower Co. LLC, a special purpose, bankruptcy-remote entity sponsored by BROOKFIELD FINANCIAL PROPERTIES, L.P. ("Brookfield Financial"). An affiliate of the borrower, Brookfield Property Corp. ("Brookfield"), is a publicly-traded North American commercial real estate company listed on both the New York and Toronto stock exchanges under the symbol "BPO." As of December 31, 2003, the book value of Brookfield's assets was $8.1 billion, 90% of which was invested in premier office properties. The company generated $460 million of funds from operations and gains or $2.78 per share in 2003.

Brookfield's strategy is to own, develop and manage premier commercial properties in downtown locations of select cities in North America. Brookfield's premier properties define the skylines in many major cities including New York, Boston, Washington, D.C., Toronto and Calgary. Brookfield's portfolio consists of 48 properties and development sites, predominantly office buildings, comprising 46 million sq. ft. of rentable area and development capacity.

Brookfield also operates current ancillary real estate service businesses which focus on enhancing the value and returns from the core commercial property business through high-quality tenant service and amenities. Brookfield currently manages in excess of 140 million sq. ft. of space across North America, including its own assets. This scale provides Brookfield with the platform to deliver superior service offerings to tenants across its portfolio.

Brookfield Financial, the sponsor and property manager of the Potomac Tower Loan and affiliate of the borrower, has total assets as of year end 2003 of approximately $3.5 billion. In addition, the company has reported net income of $230 million for 2003. There are 10 properties totaling 14.4 million sq. ft. in New York, Washington, D.C., and Boston in its portfolio. Brookfield is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. Potomac Tower is a 19-story, 236,887 square foot trophy office building located in Arlington, Virginia. Pei Cobb Freed & Partners designed the Potomac Tower. The property's largest tenant, Friedman Billings Ramsey ("FBR"), has been absorbing other tenant spaces via sub-leases and direct leases, essentially making Potomac Tower its headquarters. FBR is in discussions with the borrower about adding FBR signage to the building. The building offers dramatic views of the Washington, D.C. skyline and the National Mall. The parking garage consists of five levels of indoor parking at or above grade, plus three and one-half levels below grade. There are a total of 442 spaces in the garage, of which 67 are reserved. Typical office floorplate sizes range from 18,083 to 11,881 sq. ft., declining on the higher floors. The property operates a shuttle bus service that accesses various destinations in the Rosslyn/Ballston corridor and is an amenity to the tenants. Interstate 66 carries traffic along a generally east-west route between Washington D.C. to the east and Fairfax County to the west. Metro, Washington, D.C.'s subway system, is a major benefit to this area, providing convenient access for residents and employees to points throughout the city and the suburbs. The nearest Metro station to the property is the Rosslyn station located about two blocks to the west.

SIGNIFICANT TENANTS. The property is currently 100.0% leased to eight tenants. The three largest tenants are as follows:

      FRIEDMAN BILLINGS RAMSEY (93,811 sq. ft. to increase to 111,736 sq. ft. as of June 1, 2009 when FBR expands into the 11th floor) is a financial services firm that provides investment banking, institutional brokerage, asset management, and private client services. Headquartered at the property FBR ranks as one of the top ten investment banks in the nation. FBR has a website at www.fbr.com. Through its operating subsidiaries, the firm invests in mortgage-backed securities and merchant banking opportunities. FBR focuses capital and financial expertise on ten industry sectors: consumer, diversified industrials, energy, financial services, healthcare, insurance, real estate, technology, media and telecommunications.

      NORTHROP GRUMMAN (36,109 sq. ft.) is a global defense company that provides technologically advanced, innovative products, services and solutions in systems integration, defense electronics, information technology, advanced aircraft, shipbuilding and space technology. Current offerings include integrated command and-control hardware and software for the U.S. Department of Defense and computer-based systems for battle-command and war-gaming simulations used in military training. Northrop Grumman also


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $75,000,000
                                  POTOMAC TOWER            DSCR:     2.04x
                                                           LTV:      69.4%
--------------------------------------------------------------------------------

      specializes in providing space vehicle launch support operations for NASA and supports the U.S. Air Force with mission planning services for the B-2 bomber. Northrop Grumman has a S&P unsecured senior debt rating of "BBB" and a Moody's unsecured senior debt rating of "Baa2". Northrop Grumman has a website at www.northgrum.com. As of December 24, 2004, Northrop Grumman is subleasing their entire 36,109 sq. ft. space on the 8th and 9th floors to FBR for a lease term expiring June 30, 2007. It is expected that FBR will directly lease the 8th and 9th floors after the expiration of the sublease.

      STRATEGIC INVESTMENT (35,264 sq. ft.) is an investment management firm specializing in customized global balanced asset allocation, outsourcing for institutional investors, high net worth individuals and family groups. Founded in 1987, Strategic Investment manages over $8.2 billion in outsourcing mandates for over 55 clients. Strategic Investment is affiliated with a number of firms that provide investment management in equities, emerging markets, fixed income and hedge funds. The Strategic family manages over $30.1 billion. Strategic Investment has a website at www.2strategic.com.

THE MARKET. The broad Washington, D.C. office market is comprised of its central business district ("CBD"), which encompasses Washington, D.C., and its two Non-CBD markets of Suburban Maryland and Northern Virginia. Cumulatively, these three areas contain an office market inventory of approximately 257.2 million sq. ft., which ranks the Washington, D.C. metro area third in the nation in terms of office space inventory, after New York and Los Angeles. Potomac Tower is located approximately three miles east of the CBD of Washington, D.C.

The property is located in the Washington, D.C. metropolitan statistical area
(MSA), and the Rosslyn office submarket of Arlington, Virginia. According to Cushman and Wakefield's research department, the submarket of Rosslyn consists of 37 buildings. Northern Virginia consists of 15 submarkets totaling 115.6 million sq. ft. of office space, and has by far the largest concentration of Class A space in the region with 62.5 million sq. ft., or 53% of the region's total inventory. The Northern Virginia submarkets within Arlington County are Rosslyn, Arlington Metro, Ballston, Crystal City/Pentagon City, and Arlington Non-Metro. The Rosslyn submarket serves as an extension of downtown Washington, D.C. but maintains suburban convenience and economics. The property is immediately across the Key Bridge and the Theodore Roosevelt Bridge from Georgetown University and Washington, D.C. Situated on N. 19th Street, Potomac Tower offers its tenants convenient access to major government agencies, private sector corporations, professional service firms, hotels, the metro, social clubs, and well regarded restaurants.

During 2003 and through the third quarter of 2004, the Washington, D.C. office market resumed its solid performance, as both new completions and sublease space additions were modest while demand increased. Vacancy rates in Washington, D.C. and Suburban Maryland began to stabilize, while Northern Virginia, which had seen a dramatic increase in vacancy during 2001 and 2002, experienced measurable improvement. Between year-end 2002 and third quarter of 2004, overall vacancy rates remained within fairly tight ranges in both Washington, D.C. and in Suburban Maryland, while overall vacancy in Northern Virginia declined by over 3% to 14.4%. During 2003, construction completions in the Washington, D.C. MSA for the year declined by more than 40 percent to 4.3 million sq. ft. from 7.2 million sq. ft. during 2002, primarily due to the dramatic drop-off in construction in Northern Virginia. The pace of completions throughout the region continued to moderate during the first three quarters of 2004 and totaled only
3.5 million sq. ft.

During the first three quarters of 2004, the District's overall office market experienced increasing asking rents in all three markets. Washington, D.C.'s average rental rate increased by over $4.00 per square foot to $38.31 per square foot, Northern Virginia increased by nearly $1.00 to $25.34 per square foot, and Suburban Maryland increased by a modest $0.22 to $24.74 per square foot. Potomac Tower, due to its location on the Potomac River, commands rents at the top end of the Rosslyn submarket range. Waterview, a mixed use facility being constructed adjacent to the subject property (as discussed below), reported that it pre-leased 625,000 sq. ft. at $42.00 per square foot. Class A asking rental rates also increased during the first three quarters of 2004. As of third quarter of 2004, the direct weighted average Class A rent for the Washington, D.C. MSA was $34.48 per square foot, up from $29.26 per square foot at year-end 2003. Washington, D.C. continued to maintain the region's most expensive office space, having a direct-weighted average Class A rent of $46.59 per square foot.

RECENT EVENTS. The above referenced property development, Waterview, is being constructed adjacent to the Potomac Tower and is a mixed use facility with hotel, retail, and office space. The new development will be designed and constructed by Pei Cobb Freed & Partners, who also constructed the Potomac Tower, the National Gallery's East Wing, The Ronald Reagan Building, and additions to the Louvre in Paris among others. The Waterview's sponsors are The JBG Companies, Trizec Properties, Inc., and the CIM Group, Inc. Pei Cobb-Freed & Partners designed both the Waterview and Potomac Tower buildings with an unobstructed view of the Potomac River and the Nation's Capital, without compromising the views from the other tower.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $75,000,000
                                  POTOMAC TOWER            DSCR:     2.04x
                                                           LTV:      69.4%
--------------------------------------------------------------------------------

Waterview includes a 24-story trophy office tower and a 28-story hotel, retail and residential tower that includes 170 residential units above a 155-room, four-star hotel and 8,650 sq. ft. of retail space. Approximately 930 parking spaces in seven levels will serve both towers. Floors 1 through 12 of the hotel/residential tower will be devoted to a 155-key full service, luxury boutique hotel with the top 17 floors constructed as 170 luxury condominium units. The towers will be joined by a terrace at the fourth-floor level that will be home to a destination restaurant offering sweeping views of the Potomac River and the Nation's Capital.

Waterview will be comprised of approximately 625,000 rentable sq. ft. The office tower is 100% pre-leased to The Corporate Executive Board (NASDAQ: EXBD) for 20 years at a reported but unconfirmed rental rate of approximately $42.00 per square foot. The Kimpton Group, which manages 40 hotels and 40 restaurants across the country, will serve as manager of the hotel. Building completion is expected in August of 2007 for the office tower and in October of 2007 for the hotel/residential tower.

PROPERTY MANAGEMENT. The sponsor, Brookfield Financial, an affiliate of the borrower, is the property manager. Brookfield Financial owns, develops and manages premier assets in the downtown areas in high-growth North American cities, including New York, Boston, Washington, D.C., Toronto and Calgary.

ESCROWS. During a "Lockbox Event," the following reserves will be collected: ongoing monthly reserves for one-twelfth of annual taxes and insurance premiums due, replacement reserves ($3,960), and tenant improvement and leasing commissions ($11,880). "Lockbox Event" means the occurrence of either: (a) an "Event of Default" or (b) a "Low DSCR" period as such term is defined in the loan documents.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $75,000,000
                                  POTOMAC TOWER            DSCR:     2.04x
                                                           LTV:      69.4%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $62,843,823
                                  WARD CENTERS             DSCR:     1.78x
                                                           LTV:      64.1%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $62,843,823
                                  WARD CENTERS             DSCR:     1.78x
                                                           LTV:      64.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                BofA

LOAN PURPOSE:               Refinance

SHADOW RATINGS:
(S&P/FITCH/DBRS)            NR/BBB-/BBB(low)

ORIGINIAL PRINCIPAL
BALANCE:                    $63,000,000

CUT-OFF PRINCIPAL BALANCE:  $62,843,823

% BY INTIAL UPB:            3.68%

INTEREST RATE:              4.3320%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         January 1, 2005

MATURITY DATE:              January 1, 2010

AMORTIZATION:               360 Months

CALL PROTECTION:            Lockout for 24 months from securitization date then
                            defeasance permitted. On and after August 1, 2009 prepayment permitted without penalty.

SPONSOR:                    General Growth Properties, Inc.

BORROWER:                   Victoria Ward Center L.L.C. and Victoria Ward
                            Entertainment Center L.L.C.

ADDITIONAL FINANCING:       Future mezzanine debt permitted up to the lesser of
                            75% of appraised value and 1.05x combined DSCR.

LOCKBOX:                    Hard

INITIAL RESERVES:           None

MONTHLY RESERVES:           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE PSF:           $232

BALLOON BALANCE PSF:        $212

LTV:                        64.1%

BALLOON LTV:                58.6%

DSCR:                       1.78x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:     Single Asset

PROPERTY TYPE:              Retail

COLLATERAL:                 Fee Simple

LOCATION:                   Honolulu, HI

YEAR BUILT / RENOVATED:     1981-2002/NAP

TOTAL AREA:                 270,961 sq. ft.

PROPERTY MANAGEMENT:        Self-managed by Borrower

OCCUPANCY
(AS OF 9/30/2004):          98.9%

UNDERWRITTEN NET
CASH FLOW:                  $6,677,269

APPRAISED VALUE:            $98,000,000

APPRAISAL DATE:             October 29, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      ANCHOR TENANTS

                                                                                              SALES
TENANT(1)                     NRSF         % NRSF        RENT PSF      LEASE EXPIRATION    RATINGS (S/M/F)    PER SCREEN/PSF
----------------------------------------------------------------------------------------------------------------------------
Consolidated Amusement
Theatres                     86,676         32.0%         $41.00          5/31/2016           NR/NR/NR         $1,060,000(2)
----------------------------------------------------------------------------------------------------------------------------
Dave & Buster's              44,194         16.3%         $26.54         10/31/2021           NR/NR/NR            $363(3)
----------------------------------------------------------------------------------------------------------------------------
Borders Books & Music        30,226         11.2%         $35.00          5/31/2010           NR/NR/NR            $396(3)
----------------------------------------------------------------------------------------------------------------------------
Nordstrom Shoes              16,561         6.1%          $40.00          5/31/2006          A-/Baa1/A-             NAV
----------------------------------------------------------------------------------------------------------------------------

(1) Information obtained from Underwritten Rent Roll except for Ratings and unless otherwise stated. Credit Ratings are of the parent company.

(2)   Sales as of May 31, 2004.

(3)   Sales as of July 31, 2004.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $62,843,823
                                  WARD CENTERS             DSCR:     1.78x
                                                           LTV:      64.1%
--------------------------------------------------------------------------------

WARD CENTERS LOAN

THE LOAN. The Ward Centers loan is secured by a first mortgage on a 270,961 square foot anchored retail complex located in Honolulu, Honolulu County, Hawaii.

THE BORROWER. The co-borrowers are Victoria Ward Center L.L.C. ("Ward Centre") and Victoria Ward Entertainment Center L.L.C. ("Ward Entertainment Center") jointly and severally (collectively, the "Ward Centre Borrower"), both of which are Delaware limited liability companies and single purpose bankruptcy remote entities with at least two independent directors for which co-borrowers' legal counsel has delivered a non-consolidation opinion. Equity ownership in each of the co-borrowers is held 100% by Victoria Ward, Limited, a Delaware corporation. The sponsor of the loan is General Growth Properties, Inc. ("GGP"). GGP is also the sponsor of the borrower for the Lakeside Mall Loan.

Founded in 1954, GGP, a publicly traded real estate investment trust ("REIT") on the New York Stock Exchange (NYSE: GGP), is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional mall and community shopping centers located in the United States. GGP is one of the largest owner/operators of regional malls in the country. GGP, either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages over 200 retail properties located in 41 states containing approximately 200 million square feet and housing 18,000 tenants. As of the fiscal year ended December 31, 2003, GGP reported revenue of approximately $1.3 billion and stockholder equity of $1.7 billion.

THE PROPERTY. Ward Centre and Ward Entertainment Center are part of Victoria Ward Centers, a complex containing a total of 1.3 million square feet located on 65 acres, consisting of Ward Gateway Center, Ward Farmers Market, Ward Warehouse and Ward Village Shops in addition to the two collateral properties. Victoria Ward Centers encompasses four city blocks and consists of 120 retail stores, 23 restaurants, a farmers market and a 16-screen theater megaplex. The 113,439 square foot Ward Centre, built in phases from 1981 to 2002 and situated on 4.16 acres, is anchored by Borders Books & Music and Nordstrom Shoes. The 157,522 square foot Ward Entertainment Center, built in 2001 and situated on 7.16 acres, is anchored by Consolidated Amusement Theatres and Dave & Buster's. The collateral improvements contain a total of 270,961 net rentable square feet and are situated on two non-contiguous parcels totaling 11.32 acres. Parking is provided by a seven-level parking garage at the Ward Centre and by a two-level parking garage at the Ward Entertainment Center. The two collateral properties are located approximately two miles southeast of downtown Honolulu and one mile northwest of Waikiki Beach.

SIGNIFICANT TENANTS. As of September 30, 2004, the Ward Centers mortgaged property was 98.9% occupied and the four largest tenants, comprising 65.6% of the space, are described below:

      CONSOLIDATED AMUSEMENT THEATRES occupies 86,676 square feet (16 screens, 32.0% of square feet) in the Ward Entertainment Center under a 15-year lease expiring on May 31, 2016. There are four five-year options to renew the lease. Consolidated Amusement Theatres operates 11 theaters and more than 100 screens in Hawaii. Consolidated Amusement Theatres, founded in 1917, is a division of Los Angeles-based Pacific Theatres, which operates approximately 300 screens in California. Since Pacific Theatres is privately held, no financial information is available. Consolidated Amusement Theatres reported sales per screen of $1,060,000 for the trailing 12 months to May 2004 at the mortgaged property. In November 2003, Consolidated Amusement Theatres announced its intention to sell its theaters. The theaters have not been sold to date.

      DAVE & BUSTER'S occupies 44,194 square feet (16.3% of square feet) in the Ward Entertainment Center under a 20-year lease expiring on October 31, 2021. There are three five-year options to renew the lease. Dave & Buster's, founded in 1982 and headquartered in Dallas, Texas, is an operator of large-format, high-volume, regional entertainment complexes. Each entertainment complex offers an array of attractions, such as billiards, shuffleboard, interactive simulators and virtual reality systems, as well as traditional carnival-style games of skill. The complexes also offer food and beverages. As of the fiscal year ended February 1, 2004, Dave & Buster's reported revenue of approximately $362.8 million and stockholder equity of $182.9 million. Dave & Buster's reported sales per square foot of $363 for the trailing 12 months to July 2004.

      BORDERS BOOKS & MUSIC occupies 30,226 square feet (11.2% of square feet) in the Ward Centre under a 15-year lease expiring on May 31, 2010. There are two five-year options to renew the lease. Borders Group, Inc. operates book, music and movie superstores, including mall-based bookstores. The company operates approximately 482 superstores worldwide under the Borders Books &


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $62,843,823
                                  WARD CENTERS             DSCR:     1.78x
                                                           LTV:      64.1%
--------------------------------------------------------------------------------

      Music name. The company also operates 716 bookstores under the Waldenbooks name in the United States and 36 bookstores under the Books etc. name in the United Kingdom. As of the fiscal year ended January 25, 2004, Borders Group, Inc. reported revenue of approximately $3.7 billion and stockholder equity of $1.2 billion. Borders reported sales per square foot of $396 for the trailing 12 months to July 2004.

      NORDSTROM SHOES occupies 16,561 square feet (6.1% of square feet) in the Ward Centre under a four-year lease expiring on May 31, 2006. Nordstrom, Inc. is a fashion specialty retailer with 150 stores located in 27 states. The company operates 94 full-line Nordstrom stores, 49 Nordstrom Racks, five Faconnable boutiques, one freestanding shoe store and one clearance store in the United States and 31 Faconnable boutiques in Europe. As of the fiscal year ended January 31, 2004, Nordstrom, Inc. reported revenue of approximately $6.5 billion and stockholder equity of $1.6 billion. Nordstrom is not required to report sales information.

THE MARKET. The two collateral properties are located approximately two miles southeast of downtown Honolulu and one mile northwest of Waikiki Beach within the Honolulu metropolitan statistical area. Population is approximately 900,000 in the metropolitan statistical area/Honolulu County and 377,000 in Honolulu. Population within a one-, three- and five-mile radius of the subject property is 21,000, 182,000 and 284,000, respectively. Average household income is approximately $70,000 in Honolulu County. Average household income within a one-, three- and five-mile radius of the subject property is $49,000, $54,000 and $62,000, respectively. The major industry sectors are services (35%), government (19%) and retail trade (11%). Major employers in the area include various hospitality operators and the United States military.

According to the appraisal, the Oahu retail market contains approximately 10.7 million square feet with an overall occupancy of 93.2%. The Honolulu retail submarket contains approximately 3.0 million square feet with an overall occupancy of 95.1%.

The appraiser identified 33 anchor tenant leases, 16 cinema tenant leases, six non-anchor tenant leases and 21 kiosk tenant leases as being comparable to the corresponding lease types at the mortgaged property.

The appraiser concluded submarket rental rates per square foot of $30.00 for the Consolidated Amusement Theatre space, $18.00 for the Dave & Buster's space, $35.00 for the Borders Books & Music space, $25.00 for the Nordstrom Shoes space, $40.00 for spaces up to 800 square feet, $45.00 for spaces of 801 to 1,500 square feet, $36.00 for spaces of 1,501 to 3,500 square feet, $27.00 for spaces of 3,501 to 7,000 square feet, $20.00 for spaces of 7,001 to 10,000 square feet and $200.00 for kiosk spaces.

Subject property rental rates per square foot range from $26.54 to $41.00 with a weighted average of $36.29 for the anchor spaces, $21.00 to $63.00 with a weighted average of $32.63 for the non-anchor spaces and $240 for the kiosk space.

PROPERTY MANAGEMENT. The borrower self-manages the mortgaged property, which is not subject to a formal management agreement. In the event the Ward Centers borrower elects to have the two collateral properties managed by a property manager not affiliated with the Ward Centers borrower, the mortgaged property manager shall be acceptable to mortgagee, and the Ward Centers borrower shall enter into an acceptable management agreement that conforms to mortgagee's standards.

GROUND LEASES. The mortgaged property improvements are situated on 11.32 acres of leasehold land. Since the ground lessors, VWC Land Trust (Ward Centre) and VWEC Land Trust (Ward Entertainment Center), both Ward Centers borrower related entities, have enjoined in the mortgage, ownership of the two sites is considered fee simple.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Provided no event of default has occurred and is continuing, upon not less than 30 days prior written notice to the mortgagee, a permitted mezzanine borrower may incur indebtedness in the form of a mezzanine loan provided (i) a permitted mezzanine lender originates such permitted mezzanine debt, (ii) the collateral for the permitted mezzanine debt shall include only pledges of the equity interests in borrower and any accounts established under a separate mezzanine cash management arrangement, (iii) such permitted mezzanine lender enters into an intercreditor agreement in similar form and substance acceptable to the rating agencies and reasonably acceptable to the mortgagee, (iv) all permitted mezzanine debt documents shall be reasonably acceptable to the mortgagee, (v) mezzanine borrower satisfies and delivers such other documents, agreements, certificates and legal opinions, including but not limited to a revised substantive non-consolidation opinion which shall be in form, scope and substance reasonably acceptable in all respects to lender and the rating agencies, as the mortgagee shall reasonably request, (vi) the mortgagee shall have approved all of the terms, provisions and conditions of the permitted mezzanine debt, (vii) the loan-to-value immediately following


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $62,843,823
                                  WARD CENTERS             DSCR:     1.78x
                                                           LTV:      64.1%
--------------------------------------------------------------------------------

the closing of the permitted mezzanine debt based on the aggregate principal balance of the Ward Centers mortgage loan and the permitted mezzanine debt is no greater than 75% based on an appraisal acceptable to lender, (viii) the debt service coverage ratio immediately following the closing of the permitted mezzanine debt will not be less than 1.05x based on an assumed constant of 9.00%, (ix) the cash management agreement shall be modified such that all reserves, debt service, operating expenses and extraordinary expenses will be provided for and paid when due and payable before any debt service is paid on the permitted mezzanine debt, (x) the permitted mezzanine borrower and pledgors of interests in the Ward Centers borrower shall be structured into the organizational structure of the Ward Centers borrower in a manner such as not to adversely affect the bankruptcy remote nature of the Ward Centers borrower and shall not be contrary to rating agency criteria, and all organizational documents of the Ward Centers borrower shall be revised to the reasonable satisfaction of the mortgagee and (xi) after a securitization, a rating agency confirmation is obtained.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $62,843,823
                                  WARD CENTERS             DSCR:     1.78x
                                                           LTV:      64.1%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $60,000,000
                                63 MADISON AVENUE          DSCR:     1.49x
                                                           LTV:      75.0%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $60,000,000
                                63 MADISON AVENUE          DSCR:     1.49x
                                                           LTV:      75.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GACC

LOAN PURPOSE:               Refinance

ORIGINAL TMA BALANCE(1):    $60,000,000

CUT-OFF TMA BALANCE(1):     $60,000,000

% BY INITIAL UPB:           3.51%

INTEREST RATE:              5.0600%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         February 1, 2005

MATURITY DATE:              January 1, 2010

AMORTIZATION:               Interest Only

CALL PROTECTION:            Lockout for 24 months from securitization date, then
                            defeasance is permitted. On and after October 1, 2009, prepayment can be made without penalty.

SPONSORS:                   George Comfort & Sons, Inc. and Loeb Partners Realty
                            & Development Corp.

BORROWER:                   63 Madison Owner LLC

PARI PASSU DEBT(1):         $105,000,000

ADDITIONAL FINANCING:       None

LOCKBOX:                    Hard

INITIAL RESERVES:           Tax:          $374,870

                            Insurance:    $123,743

                            TI/LC:        $104,166

                            Replacement:  $23,257

MONTHLY RESERVES:           Tax:          $374,870

                            Insurance:    $16,146

                            TI/LC:        $104,166

                            Replacement:  $23,257
--------------------------------------------------------------------------------

(1) The Trust Mortgage Asset ("TMA") amount of $60,000,000 represents the A-1 Note from a first mortgage loan in the original amount of $165,000,000, consisting of the A-1 Note and pari passu A-2 and A-3 notes). The A-2 and A-3 notes are not included in the trust. All number under the heading "Financial Information" are based on the whole first mortgage loan balance as of the cut-off date, unless otherwise noted.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
LOAN BALANCE PSF:           $207

BALLOON BALANCE PSF:        $207

LTV:                        75.0%

BALLOON LTV:                75.0%

DSCR:                       1.49x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset

PROPERTY TYPE:              Office

COLLATERAL:                 Fee Simple

LOCATION:                   New York, NY

YEAR BUILT / RENOVATED:     1963 / 1998, 1999

TOTAL AREA:                 797,377 sq. ft.

PROPERTY MANAGEMENT:        George Comfort & Sons, Inc.

OCCUPANCY (AS OF 9/7/2004): 100.0%

UNDERWRITTEN NET CASH FLOW: $12,594,730

APPRAISED VALUE:            $220,000,000

APPRAISAL DATE:             November 1, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   MAJOR OFFICE TENANTS

                                                                               WEIGHTED AVG       LEASE
TENANT                                 NRSF        % NRSF          % GPR         RENT PSF       EXPIRATION       RATINGS S/F/M
------------------------------------------------------------------------------------------------------------------------------
Ziff-Davis, Inc.(1)(2)                399,773        50.1%          54.4%         $29.72         6/30/2019            --
------------------------------------------------------------------------------------------------------------------------------
New York Life                         397,604        49.9           45.6          $23.51        12/31/2010      AA+ / AA / Aa1
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               797,377       100.0%         100.0%         $26.62
------------------------------------------------------------------------------------------------------------------------------

(1) Ziff-Davis, Inc. has subleased space to The Beanstalk Group (30,885 NRSF), The Community Preservation Corporation (35,767 NRSF), FOJP Corporation (61,494 NRSF), BeMusic, Inc. (56,742 NRSF) and CNet (49,140 NRSF).

(2) Ziff-Davis, Inc.'s rent obligation is supported by a $15,000,000 evergreen Letter of Credit from Citibank, N.A. (rated AA- by S&P, AA+ by Fitch, and Aa2 by Moody's). See "--The Property" for additional information.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $60,000,000
                                63 MADISON AVENUE          DSCR:     1.49x
                                                           LTV:      75.0%
--------------------------------------------------------------------------------

63 MADISON AVENUE LOAN

THE LOAN. The 63 Madison Loan is a five year, interest-only fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in a 797,377 sq. ft. Class A office building located in the Midtown South sub-market of Manhattan, New York. Based on the appraised value of $220 million, the borrower has implied equity of $55 million in the property.

THE BORROWER. The borrower is 63 Madison Owner LLC, a special purpose, bankruptcy-remote entity sponsored by GEORGE COMFORT & SONS, INC. AND LOEB PARTNERS REALTY & DEVELOPMENT CORP. George Comfort & Sons, Inc. has over 85 years of real estate experience and currently manages nine million sq. ft. of commercial property, 50% of which they own. George Comfort & Sons Inc.'s investments include all classes of office and mixed use buildings in the New York City central business district and metropolitan area, Washington, D.C. and Boston. George Comfort & Sons Inc.'s services include acquiring and brokering properties, full service property management, leasing, construction and finance. George Comfort & Sons Inc. has continued to expand under the leadership of Peter Duncan, who has been its president since 1995, by acquiring more than four million sq. ft. of office space and adding three million sq. ft. to its third-party management portfolio in the last decade. It currently has assets of $1 billion in partnership with top global investors.

Loeb Partners Realty & Development Corp. is a privately held real estate company that makes opportunistic investments in real estate properties, with its major focus on the creation and enhancement of the value of these properties through repositioning, renovation and intensive asset management. Currently the company's portfolio amounts to more than 12 million sq. ft. of income-producing investment real estate.

THE PROPERTY. Built in 1963 as the New York Life Company Annex, 63 Madison Avenue was substantially renovated in 1998 - 1999 into a multi-tenanted building. 63 Madison Avenue is located between 27th and 28th Streets in Manhattan directly across from, and connected via underground walkway to, the distinctive, 40-story (including six-story tower) New York Life Building, New York Life's headquarters. The building consists of 797,377 net rentable sq. ft. over 15 floors of commercial space and two concourses. The property has large, open floor plates of approximately 49,140 sq. ft. for floors 2 through 12 and approximately 30,609 sq. ft. for the remaining three floors.

The renovation was completed in mid 1999 and included the following: (i) cleaning and repainting the exterior curtain wall; (ii) new lobby for the office tenants including the reconstruction and design thereof; (iii) a new roof covering was installed; (iv) modernization of the elevators and cabs, including installation of a new service elevator; and (v) the electrical system was partially upgraded.

According to the appraiser, the renovation appears to have created value added for the office space which is fully leased. Ownership spent over $7,000,000 in base building upgrades during the renovation.

Out of the total NRA of the building, the two tenants, New York Life (397,604 sq. ft.) and Ziff-Davis, Inc. (399,773 sq. ft.), each leases a concourse (58,489 sq. ft. and 62,120 sq. ft., respectively). New York Life rents Concourse A space for $12.00 psf and the remaining 339,115 sq. ft. of its office space is at a cost of $25.50 psf. Ziff-Davis, Inc. rents Concourse B space for $15.45 psf and the remaining 337,653 of its office space is at a cost of $32.35 psf. The property is currently 100% occupied by tenants and subtenants. The New York Life lease runs through December, 2010 and the Ziff-Davis, Inc. lease runs through June, 2019.

The property at 63 Madison Avenue was built by New York Life who occupied it in its entirety until 1991 when New York Life sold the building to George Comfort & Sons, Inc. In 1998, New York Life reduced its occupancy of the property to approximately 50% and Ziff-Davis, Inc. entered into a 21.5-year lease, for floors eight through and including 15 and Concourse B. New York Life occupies Concourse A and floors 1 through seven under a lease which expires on December 31, 2010. Over the past few years, Ziff-Davis, Inc. has restructured internally and reduced its share of occupied space through subleasing. Ziff-Davis, Inc. has been successful in its efforts to sublease portions of its space to multiple companies that currently occupy the building. Ziff-Davis, Inc. currently occupies floors 11, 12 and Concourse B; while floors 8, 9, 10, 13, 14 and 15 have been sublet to a variety of other tenants. Ziff-Davis, Inc. remains primarily liable for the rent payments under its lease through 2019. In connection with obtaining landlord consent to its subleasing arrangements, Ziff-Davis, Inc. posted a $15 million letter of credit for the benefit of the building owner. The letter of credit was collaterally assigned to the lender, to be drawn by the borrower and payable to the lender in connection with a default by Ziff-Davis, Inc. of its rent obligations under its lease or a failure to renew the letter of credit or post cash collateral through expiration of its lease in 2019. The next renewal of the letter of credit will be required in September of 2006.

The two separate concourses, entrance lobbies, and two separate elevator banks provide the tenants additional privacy. Ziff-Davis, Inc. has a designated entrance on the 28th Street side of the building and New York Life has a designated entrance on the 27th Street side


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $60,000,000
                                63 MADISON AVENUE          DSCR:     1.49x
                                                           LTV:      75.0%
--------------------------------------------------------------------------------

of the building, facing New York Life's headquarters building. The two buildings are connected by a basement-level passageway that was built in order to link the New York Life offices. The buildings are still to this day connected, and the mail facilities for both the New York Life buildings are found in the basement of 63 Madison Avenue.

SIGNIFICANT TENANTS. The property is currently 100% occupied by two tenants, New York Life and Ziff-Davis, Inc. Ziff-Davis, Inc. has recently subleased portions of its space to The Beanstalk Group, The Community Preservation Corporation, Foundation of Jewish Philanthropies Service Corporation, BeMusic, Inc. and CNet.

      NEW YORK LIFE has been a tenant in the building since it was built in 1961. New York Life originally built the property to serve as part of its Manhattan headquarters. New York Life occupied 100% of the building until 1998 when Ziff-Davis, Inc. signed a lease for approximately 50% of the space. New York Life's current headquarters is located directly adjacent to the property on Madison Avenue between 26th and 27th Streets, commonly known as the "New York Life Building." New York Life built the underground passageway between the two buildings.

      New York Life Insurance Company was founded in 1845 and is the largest mutual life insurance company in the United States, and one of the largest life insurers in the world. Headquartered in New York City, New York Life's family of companies offers life insurance, annuities and long-term care insurance. An affiliate, New York Life Investment Management LLC provides institutional asset management, retirement planning and trust services, and other New York Life affiliates provide an array of securities products and services, as well as institutional and retail mutual funds.

      New York Life reported nearly $180 billion in managed assets in 2002 and over $202 billion in 2003. In 2003, New York Life had, based on publicly available information, a net income of $1.12 billion and a surplus and asset valuation reserve of $10.8 billion. According to New York Life, its surplus to asset ratio is nearly double the average of the top 25 insurers and its liquidity benefits from its $57 billion bond portfolio, 92% of which are investment grade.

      Ziff-Davis, Inc. (50.1% of NRA; weighted average rent equal to $29.72 psf; leases expire June 30, 2019) (NYSE: ZFDH.PK), is, based on publicly available information, a leading integrated media company serving the technology, videogame and consumer lifestyle markets and is one of the largest technology magazine publishers in the United States, as measured by revenue. Second quarter 2004 consolidated revenues totaled approximately $51.3 million, with EBITDA of approximately $9.5 million. These numbers were both superior to 2003 revenue and EBITDA of $47.1 million and $9.0 million, respectively. Ziff-Davis, Inc. exports its brand internationally, licensing its content to publications in 41 countries and reaching more than 22 million readers. In connection with obtaining landlord consent to its subleasing arrangements, Ziff-Davis, Inc. posted a $15 million letter of credit for the benefit of the building owner, George Comfort & Sons.

      Ziff-Davis, Inc. has been a tenant in the property since 1998 when it leased approximately 400,000 sq. ft. When Ziff-Davis, Inc. sold its publishing arm to Willis Stein & Partners and James Dunning in 2000, the lease was assigned to the new entity, Ziff-Davis Publishing, subject to Ziff-Davis, Inc.'s parent company, Softbank, subleasing back the 15th floor to 2010 and the 10th floor until 2019. Bank of New York sublet the entire 8th and 9th floors and part of Concourse B and subsequently sub-subleased parts of their premises to the Community Preservation Corporation, Encompass and BeMusic Inc. Ziff-Davis Publishing has sublet the 13th and 14th floor to the Foundation of Jewish Philanthropies. Softbank sub-sublet their space to The Beanstalk Group. Currently, Ziff-Davis Publishing only occupies the 11th, 12th and Concourse B floors, which is approximately 145,000 sq. ft. out of the original 400,000 sq. ft. (36.25%).

TENANTS UNDER SUBLEASES WITH ZIFF-DAVIS, INC.:

      FOUNDATION OF JEWISH PHILANTHROPIES (7.7% of NRA sublet from Ziff-Davis, Inc. - occupies entire space on floors 13 and 14) has been a tenant in the building since 2003 when it subleased space from Ziff-Davis, Inc. Founded in 1911 in Buffalo, New York, the foundation, according to its public reports, manages over 1,000 individual endowment funds and with assets of over $98 million.

      BEMUSIC, INC. (6.9% of NRA sublet from Bank of New York who sublet the space from Ziff-Davis, Inc.). BeMusic, Inc. occupies the entire 8th floor and approximately 5,602 sq. ft. of the 9th floor. BeMusic, Inc. is a subsidiary of the German media giant Bertelsmann Foundation. Part of DirectGroup Bertelsmann, BeMusic was founded in July, 2001 and is headquartered in New York City.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $60,000,000
                                63 MADISON AVENUE          DSCR:     1.49x
                                                           LTV:      75.0%
--------------------------------------------------------------------------------

      CNET (6.2% of NRA, occupies the entire 10th floor) bought Ziff-Davis, Inc. (ZD Net) for $1.6 billion in 2000. CNet, according to publicly available information, provides advice on technology products and services. CNet integrates an extensive directory of more than 200,000 computer, technology, and consumer electronics products with editorial content, downloads, trends, reviews and price comparisons. CNet's www.ZDNET.com website was the winner of the Computer Press Association's "Best Overall Site" award for two consecutive years. CNet is comprised of News.com, mySimon, Download.com, CNet Computer Shopper Magazine, and other networks.

      COMMUNITY PRESERVATION CORPORATION (4.5% of NRA sublet from Bank of New York who sublet the space from Ziff-Davis, Inc.), currently occupies 35,767 sq. ft. of the total 49,140 sq. ft. on the 9th floor. Founded in 1974, the Community Preservation Corporation finances the rehabilitation or construction of affordable housing.

      THE BEANSTALK GROUP, LLC (3.9% of NRA sublet from Ziff-Davis, Inc.) is 67% owned by Ford Motor Company and is a leading brand licensing agency and consultancy. Founded in 1991, the Beanstalk Group has a branch outside of London, Beanstalk Europe. The Beanstalk Group currently occupies the entire 15th floor (top floor) of the property, which it subleased from Softbank, Ziff-Davis, Inc.'s parent company.

THE MARKET. The property is located in Manhattan's Midtown South section in the Murray Hill/Kips Bay neighborhood, one block north of Madison Square Park. Murray Hill extends from 42nd Street, west of Park Avenue and extends south to 23rd Street. Kips Bay is the lower section of Murray Hill stretching from East 34th Street down to East 23rd Street in between Park Avenue South on the west and the East River on the east. The area is largely residential but benefits from many famous and historical churches and parks, the NYU Medical Center and Bellevue Hospital located within Kips Bay. The building's location provides easy access to both Penn Station and Grand Central Terminal, which offer entrance to the subway system, Metro North Railroad, AMTRAK, and the Long Island Railroad.

According to Reis, the average market rent in Manhattan for the third quarter of 2004 was $42.25 psf and the overall vacancy rate for Manhattan remained flat at 10.5% from the first quarter of 2004 and down slightly from year-end 2003 (10.6%).

MIDTOWN SOUTH SUBMARKET. Manhattan is split into three major markets for office space, with a total inventory of 390.3 million sq. ft. across Midtown, Midtown South and Downtown. As previously noted, the property is located on the border of the Midtown South and Midtown submarkets of Manhattan. Midtown South has 65.2 million sq. ft. of inventory, with 10.5 million sq. ft. (16.1%) being Class A space, and is the smallest of Manhattan's three major markets.

Reis reported a third quarter vacancy rate of 9.9% for the Midtown South submarket. The average asking rent is $30.93 psf, the lowest metrowide. During the first half of 2004, overall asking rates increased by $0.19 psf to $30.56 from year end 2003.

Market rent in the Midtown South submarket for buildings built before 1970 was $31.65 psf for the third quarter of 2004 as reported by Reis. This implies that the New York Life's rent is approximately 25.72% below market and the Ziff-Davis, Inc. space is approximately 6.10% below market. The vacancy rate for buildings built before 1970 and located in the Midtown South submarket was 10.0%, favorable when compared to the overall city vacancy rate of 10.5%. Buildings built before 1970 make up 70% of Manhattan's total market share of 353,247,000 sq. ft. of inventory. There is no construction of office buildings planned for the immediate future in this submarket.

PROPERTY MANAGEMENT. The property is managed by George Comfort & Sons, Inc., an affiliate of the borrower.

ESCROWS. The following reserves are required to be collected on a monthly basis: one-twelfth of the annual taxes and insurance premiums due ($374,870 and $16,146, respectively), tenant improvements/leasing commissions ($104,166), and capital expenditures (replacement) ($23,257). In addition, Ziff-Davis, Inc. is obligated to have a $15 million letter of credit or cash collateral posted at all times during the term of its lease, as discussed above under "--The Property."

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $60,000,000
                                63 MADISON AVENUE          DSCR:     1.49x
                                                           LTV:      75.0%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $58,000,000
                         THE ATRIUM AT CONTINENTAL PARK    DSCR:     1.28x
                                                           LTV:      78.4%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $58,000,000
                         THE ATRIUM AT CONTINENTAL PARK    DSCR:     1.28x
                                                           LTV:      78.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GECC

LOAN PURPOSE:               Refinance

ORIGINAL PRINCIPAL BALANCE: $58,000,000

CUT-OFF PRINCIPAL BALANCE:  $58,000,000

% BY INITIAL UPB:           3.40%

INTEREST RATE:              5.1400%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         March 1, 2005

MATURITY DATE:              February 1, 2015

AMORTIZATION:               Interest-only through and including the payment date
                            occurring on February 1, 2007. Thereafter, amortization is based on a 30-year schedule.

CALL PROTECTION:            Lockout for 24 months from securitization closing
                            date, then defeasance is permitted. On and after December 1, 2014, prepayment can be made without penalty.

SPONSOR:                    Continental Development Corporation

BORROWER:                   Continental Atrium Corporation

LOCKBOX:                    Hard

INITIAL RESERVES:           Holdback LOC(1):     $10,505,000

                            Tax:                 $237,061

                            Insurance:           $18,530

                            Engineering:         $12,500

                            Tenant Holdbacks(2): $5,569,414

MONTHLY RESERVES:           Tax:                 $47,412

                            Insurance:           $4,632

                            TI/LC(3):            $40,021

                            Replacement(4):      $4,792
--------------------------------------------------------------------------------

(1.) Held as additional security for the loan until the following achieved: (i) a 1.20x DSCR, based on a 6.95% minimum constant and (ii) 80% LTV. If borrower does not satisfy test by December 31, 2006, the Servicer may use the LOC to reduce the principal balance of the loan up to the amount required to achieve the release criteria. To the extent there is a reduction in principal, yield maintenance is required to be paid and the monthly payment on the loan will be recalculated based on a lower principal.

(2.) $5,425,863 held in connection with costs related to tenants which have executed leases but have not yet taken occupancy. $143,551 held in connection with several leases expiring in 2005.

(3.)  Capped at $400,000.

(4.)  Capped at $155,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:      $204

BALLOON BALANCE / SQ.FT.:   $178

LTV:                        78.4%

BALLOON LTV:                68.1%

DSCR(5):                    1.28x
--------------------------------------------------------------------------------

(5.) Calculated after reducing principal balance by $5,533,000 of the $10,505,000 LOC

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset (two buildings) and related parking
                            structure.

PROPERTY TYPE:              Office.

COLLATERAL:                 Fee simple interest in two, Class A office
                            buildings.

LOCATION:                   El Segundo, Los Angeles County, CA

YEAR BUILT / RENOVATED:     2002 / NAP

TOTAL AREA:                 283,699 sq.ft.

PROPERTY MANAGEMENT:        Continental Development Corporation

OCCUPANCY (AS OF
1/19/2005):                 76.4%

LEASED (AS OF
1/19/2005):                 81.7%

UNDERWRITTEN NET
CASH FLOW:                  $4,403,573

APPRAISED VALUE:            $74,000,000

APPRAISAL DATE:             November 8, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   MAJOR OFFICE TENANTS

                                                                                   LEASE          LEASE
TENANT                                             % NRSF        RENT PSF      COMMENCEMENT     EXPIRATION      RATING (S/M/F)
------------------------------------------------------------------------------------------------------------------------------
Comerica Bank                                       22.5%         $30.00         9/15/2003       9/30/2016        A / A2 / A+
------------------------------------------------------------------------------------------------------------------------------
iRise                                               4.7%          $29.40         2/1/2005        1/31/2011         - / - / -
------------------------------------------------------------------------------------------------------------------------------
Venture West                                        4.7%          $29.40         1/1/2005        4/30/2009         - / - / -
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith               3.1%          $28.20         4/23/2004       4/24/2010      A+ / Aa3 / AA-
------------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $58,000,000
                         THE ATRIUM AT CONTINENTAL PARK    DSCR:     1.28x
                                                           LTV:      78.4%
--------------------------------------------------------------------------------

THE ATRIUM AT CONTINENTAL PARK LOAN

THE LOAN. The Atrium at Continental Park Loan is secured by a first mortgage on The Atrium at Continental Park, a 283,699 sq. ft. office building and related parking structure, constructed in 2002 and located in El Segundo, Los Angeles County, California.

THE BORROWER. The borrower is a single purpose entity who's managing member has an independent director. The sponsor of the borrower is Continental Development Corporation which developed and manage 3.5 million square feet of office, research and development, commercial, retail, restaurant and entertainment properties in California's suburban and urban centers.

THE PROPERTY. The Atrium at Continental Park Loan is secured by a two building, 283,699 sq. ft. office property, with related parking structure, located in El Segundo, California. It is located less than a mile from Interstate 405, the major north-south freeway in Los Angeles, and less than five miles from Los Angeles International Airport. The Atrium at Continental Park is reportedly the newest building in the El Segundo/Manhattan Beach submarket.

The property is part of Continental Park which contains 2.5 million square feet of office space on 86 acres. Continental Park was developed by Continental Development Corporation, the sponsor of the borrower.

SIGNIFICANT TENANTS. The Atrium at Continental Park is 81.7% leased with 37% of the property's income is generated by investment grade tenants.

      COMERICA BANK (NYSE: CMA; rated "A"/"A2"/"A+" by S/M/F) occupies 63,788 sq. ft. (22.5% of total space) under a lease with a rent of $30.00 psf that commenced on September 15, 2003, and expires on September 30, 2016. Comerica Bank's space at The Atrium at Continental Park is used for international banking, financial services and marketing. A portion of the space is allocated for use as a branch office. Comerica Bank's approximately 11,000 employees deliver comprehensive financial services with a focus on relationships. With 360 branch offices, Comerica Bank can be found in California, Michigan, Texas and Florida, with select businesses operating in several other states.

      IRISE leases 13,214 sq. ft. (4.7% of total space) under a lease with a rent of $29.40 psf that commenced on February 1, 2005 and expires on January 31, 2011. iRise creates technology that allows organizations to "test market" applications with customers, partners and employees before making funding decisions, ensuring business applications actually meet the needs of the business. iRise has successfully translated the needs of business users for more than 100 customers on 300 engagements. The company is based in El Segundo, California, with regional offices in New York and San Francisco, and sales offices covering the continental U.S.

      VENTURES WEST occupies 13,200 sq. ft. (4.7% of total space) under a lease with a rent of $29.40 psf that commenced on January 1, 2005, and expires on April 30, 2009. Ventures West is an active venture capital partner that invests in early stage technology companies across Canada from offices also in Vancouver, Toronto, Ottawa and Montreal. Established in the Canadian venture capital market for over 30 years, Ventures West has formed eight venture capital funds which total over $700 million CAD and has invested in more than 130 companies.

      MERRILL LYNCH, PIERCE, FENNER & SMITH (NYSE: MER; rated "A+"/"Aa3"/"AA-" by S/M/F) occupies 8,685 sq. ft. (3.1% of total space) under a lease with a rent of $28.20 psf that commenced on April 23, 2004, and expires on April 24, 2010. Merrill Lynch, Pierce, Fenner & Smith is one of the world's leading financial management and advisory companies, with offices in 36 countries and private client assets of approximately $1.3 trillion, at the end of 2003. Merrill Lynch, Pierce, Fenner & Smith, through its subsidiaries and affiliates, provides capital markets services, investment banking and advisory services, wealth management, asset management, insurance, banking and related products and services on a global basis.

THE MARKET. The Atrium at Continental Park is located in El Segundo, California. According to the appraisal, El Segundo is considered perhaps the most desirable submarket within the greater Los Angeles South Bay, due to many newer office buildings and commercial amenities as well as its coastal location near desirable residential neighborhoods. In 2003, the population of El Segundo was estimated to be 16,547. It is reported that the current median age of the population is 40 years and the average household income is estimated at $83,058. In general, demographic statistics indicate that residents are more affluent than Los Angeles County as a whole.

The appraiser reported occupancy rates for comparable properties between 53% and 100%, with the average at 89%, compared with The Atrium at Continental Park which was at 75% and is still in lease up.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $58,000,000
                         THE ATRIUM AT CONTINENTAL PARK    DSCR:     1.28x
                                                           LTV:      78.4%
--------------------------------------------------------------------------------

For office space, rent comparables ranged from $20.40 to $31.20 psf, with an average of $27.55. For restaurant space, rent comparables ranged from $21.00 to $33.00 psf, with an average of $26.93. For The Atrium at Continental Park, the average office rent is $30.27 and the average restaurant rent is $19.85.

PROPERTY MANAGEMENT. The property is managed by Continental Development Corporation, the sponsor of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $58,000,000
                         THE ATRIUM AT CONTINENTAL PARK    DSCR:     1.28x
                                                           LTV:      78.4%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $52,650,000
                          CHARLOTTE APARTMENT PORTFOLIO    DSCR:     1.26x
                                                           LTV:      79.7%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

WATERFORD LAKES APARTMENTS

                                [PHOTOS OMITTED]

WOODWAY POINT APARTMENTS

                                [PHOTOS OMITTED]

RESERVE AT WATERFORD LAKES


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $52,650,000
                         CHARLOTTE APARTMENT PORTFOLIO     DSCR:     1.26x
                                                           LTV:      79.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GECC

LOAN PURPOSE:               Acquisition

ORIGINAL PRINCIPAL BALANCE: $52,650,000

CUT-OFF PRINCIPAL BALANCE:  $52,650,000

% BY INITIAL UPB:           3.08%

INTEREST RATE:              4.6300%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         February 1, 2005

MATURITY DATE:              January 1, 2010

AMORTIZATION:               Interest-only through and including the payment date
                            occurring on January 1, 2008. Thereafter, amortization is based on a 30-year schedule.

CALL PROTECTION:            Lockout for 24 months from securitization closing
                            date then defeasance in whole or in part is permitted. Partial defeasance subject to defeasance of 125% allocated loan amount. On and after November
                            1, 2009, prepayment permitted without penalty.

SPONSOR:                    Aslan Realty Partners II, LP

BORROWERS(1):               Three special-purpose entities.

ADDITIONAL FINANCING:       Future mezzanine debt permitted.

LOCKBOX:                    Hard

INITIAL RESERVES:           Engineering:     $210,050

                            Tax:             $67,990

                            Holdback LOC(2): $3,150,000

MONTHLY RESERVES:           Tax:             $67,990

                            Insurance(3):    NA

                            Replacement(4):  $0
--------------------------------------------------------------------------------

(1) Transwestern Reserve at Waterford L.L.C., Transwestern Waterford, L.L.C., Transwestern Woodway Point, L.L.C.

(2) Held as additional security for the loan until the following achieved: (i) a 1.20x DSCR, based on a 7.00% minimum constant and (ii) 80% LTV. If borrower does not satisfy test by December 31, 2006, the Servicer may use the LOC to reduce the principal balance of the loan up to the amount required to achieve the release criteria. To the extent there is a reduction in principal, the monthly payment on the loan will be recalculated based on a lower principal balance.

(3) Escrow suspended if (i) no event of default occurred, (ii) all insurance required carried under Borrower's Blanket Policy, and (iii) Borrower provides evidence of full payment of premium at least 30 days prior to the date the premium is due.

(4) In lieu of a capital improvement reserve, Sponsor provided a Guaranty of Payment and Performance with a maximum obligation totaling $1,892,504. No draw on guaranty may occur as long as Sponsor completes repairs detailed in reports in the timeframe specified. Any amounts collected may be deposited in Replacement Escrow and held as additional security, reduce the principal balance, or used to pay for capital improvements in accordance with the engineering reports.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/UNIT:          $42,945

BALLOON BALANCE/UNIT:       $41,621

LTV:                        79.7%

BALLOON LTV:                77.2%

DSCR(5):                    1.26x
--------------------------------------------------------------------------------

(5)   Calculated after reducing principal balance by $3,150,000 LOC.

--------------------------------------------------------------------------------
                                                    PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:     Portfolio

PROPERTY TYPE:              Multifamily

COLLATERAL:                 Fee Simple interest in three multifamily properties
                            containing 1,226 units.

LOCATION:                   Charlotte and Matthews, NC

YEAR BUILT / RENOVATED:     Waterford Lake - 1991/1995

                            Woodway Point - 1994

                            Reserve at Waterford Lake - 1998

UNITS:                      Waterford Lake - 694 Units

                            Woodway Point - 392 Units

                            Reserve at Waterford Lake - 140 Units

PROPERTY MANAGEMENT:        Laramar Communities, Inc.

OCCUPANCY AS OF
(11/1/2004):                Waterford Lakes - 87.9%

                            Woodway Point - 95.9%

                            Reserve at Waterford Lake- 94.3%

                            Weighted avg. occupancy - 91.2%

UNDERWRITTEN NET CASHFLOW:  $3,856,396

APPRAISED VALUE:            $66,075,000

APPRAISAL DATE:             November 4, 2004
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $52,650,000
                          CHARLOTTE APARTMENT PORTFOLIO    DSCR:     1.26x
                                                           LTV:      79.7%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     WATERFORD LAKE APARTMENTS
                                         UNIT DESCRIPTION
------------------------------------------------------------------------------------------------------------------
                                                                        Average Rent (1)            Market Rent
Unit Type                 # of Units             Average SF / Unit       (Per month/psf)           (Per month/psf)
------------------------------------------------------------------------------------------------------------------
1 BR/1 BA                    328                        700                $554/$0.79                $578/$0.76
------------------------------------------------------------------------------------------------------------------
2 BR/2 BA                    330                        996                $668/$0.67                $691/$0.66
------------------------------------------------------------------------------------------------------------------
3 BR/2 BA                     36                      1,208                $812/$0.67                $881/$0.71
------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.              694                        867                $621/$0.73                $740/$0.71
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     WOODWAY POINT APARTMENTS
                                         UNIT DESCRIPTION
------------------------------------------------------------------------------------------------------------------
                                                                        Average Rent (1)            Market Rent
Unit Type                 # of Units             Average SF / Unit       (Per month/psf)           (Per month/psf)
------------------------------------------------------------------------------------------------------------------
1 BR/1 BA                    184                        776                $564/$0.73                $570/$0.75
------------------------------------------------------------------------------------------------------------------
2 BR/2 BA                    176                      1,000                $663/$0.66                $692/$0.68
------------------------------------------------------------------------------------------------------------------
3 BR/2 BA                     32                      1,208                $792/$0.66                $866/$0.66
------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.              392                        912                $627/$0.69                $736/$0.69
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                               Reserve at Waterford Lake Apartments
                                         Unit Description
------------------------------------------------------------------------------------------------------------------
                                                                        Average Rent (1)            Market Rent
Unit Type                 # of Units             Average SF / Unit       (Per month/psf)           (Per month/psf)
------------------------------------------------------------------------------------------------------------------
1 BR/1 BA                     84                        793                $635/$0.80                $593/$0.80
------------------------------------------------------------------------------------------------------------------
2 BR/2 BA                     56                      1,125                $804/$0.71                $706/$0.69
------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.              140                        926                $702/$0.77                $659/$0.73
------------------------------------------------------------------------------------------------------------------

(1)   Net of Concessions.

THE CHARLOTTE APARTMENT PORTFOLIO LOAN

THE LOAN. The Charlotte Apartment Portfolio loan is secured by a first mortgage on three multifamily properties located in and around Charlotte, North Carolina. The loan was used to acquire the portfolio at a total purchase price of $66,050,000.

THE BORROWER. The Borrower consists of three single-purpose entities whose managing members each have independent directors. The sponsor of the borrower is Aslan Realty Partners II, LP Aslan Realty Partners II, LP is owned (51.2%) by various limited partners, (47.33%) by Aslan II REIT, Inc. and (1.47%) by its sole general partner, Aslan GP II, L. L. C. The sole managers of the sole general partner are Robert D. Duncan and Stephen R. Quazzo.

Aslan Realty Partners II, LP is the exclusive investment vehicle for Transwestern Investment Company. Transwestern is a fully discretionary fund with equity commitments from many institutional partners and numerous high net worth investors. As of its final closing date in April 2002, Aslan Realty Partners II, LP had acquired commercial properties totaling 15 million square feet and 4,500 multifamily units representing a combined gross investment of $2.1billion.

THE PROPERTY. The Charlotte Apartment Portfolio consists of three garden style multifamily properties, namely: Waterford Lake Apartments, Woodway Point Apartments and Reserve at Waterford Lake Apartments. Waterford Lake Apartments and Reserve at Waterford Lake Apartments are located in Charlotte, North Carolina and are approximately eight-miles south of Charlotte's Central Business District. Woodway Point Apartments, is located in Matthews, North Carolina and is approximately seven-miles southeast of Charlotte's Central Business District.

Waterford Lake Apartments is a gated apartment community consisting of 33 three-story garden-style buildings that were constructed in two phases. The first phase (1991) contains 408 units and the second phase (1995) contains 286 units. Situated on a 46-acre parcel, the property amenities include two community pools, two lighted and fenced tennis courts, two lakes, a sand volleyball court, and a


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $52,650,000
                          CHARLOTTE APARTMENT PORTFOLIO    DSCR:     1.26x
                                                           LTV:      79.7%
--------------------------------------------------------------------------------

clubhouse/leasing office which includes a full-size kitchen, fitness center, racquetball court, 12-seat media center and a business center. On site parking is provided for 1,300 cars. Standard unit finishes include dishwasher, garbage disposal, refrigerator (with icemaker), electric range/oven and range hood. Some units have wood burning fireplaces. The units in Phase I provide washer and dryer connections. The units in Phase II are equipped with washer and dryers.

The Woodway Point Apartments property was constructed in 1994. It is a 392-unit gated apartment community consisting of 19 three-story garden-style buildings. Situated on a 28-acre parcel, property amenities include a swimming pool, a sand volleyball court, an indoor racquetball court and fitness center, and a clubhouse/leasing office with offices, a kitchen and a gathering area. Standard apartment amenities include a dishwasher, garbage disposal, refrigerator (with icemaker), electric range/oven and range hood, and stacked washer/dryers in all of the units. On site parking is provided for 724 cars and is comprised of 222 uncovered spaces, 284 carport spaces, 108 spaces in front of the garages and 108 ground floor garage spaces.

The Reserve at Waterford Lake Apartments property was constructed in 1998. It is a 140-unit Class-A gated apartment community consisting of six three-story, garden-style buildings. Situated on an 8.43-acre parcel, the property amenities include a swimming pool, detached garages with storage rooms, and a clubhouse/leasing office which includes a cinema theater, fitness center, maintenance workshop, kitchen and offices. Standard apartment amenities include GE dishwashers, garbage disposals, refrigerator (with icemakers), electric range/oven and range hood. All units are furnished with washer and dryers. On site parking is provided for 229 cars and includes 25 garage spaces.

THE MARKET. Land use in all of the neighborhoods is a mixture of commercial and residential development with the immediate areas primarily residential.

Waterford Lakes and Reserve at Waterford Lakes are located in the Southwest-2 submarket and Woodway Point is located in the East-3 Submarket. All of the properties are located in the Mecklenburg County market. The submarket occupancy levels as of August 2004 were slightly better then the overall market occupancy levels. Southwest-2 and East-3's submarkets occupancy levels were reported to be 89.8% and 91.6%, respectively with the Mecklenburg County market occupancy level at 89.5%. The average occupancy levels for Waterford Lakes, Reserve at Waterford Lakes and Woodway Point are 87.9%, 94.3% and 95.9%, respectively as of the November 1, 2004 rent roll. Average rents (August 2004) in the Southwest-2 Submarket, East-3 Submarket and Mecklenberg County market were reported to be $0.64, $0.67 and $0.72 per square foot, respectively. The weighted average in place rents for Waterford Lakes, Reserve at Waterford Lakes and Woodway Point are $0.73, $0.77 and $0.69 per square foot, respectively, which take into account rent concessions that haven't burned off. Underwriting for the loan took into account actual in place rents for all three properties. Currently, rent concessions are prevalent in the markets and are also present at the three properties, with concessions at the three properties ranging from $70 to $200 off market rent. However, the appraiser noted that the overall market including the properties' submarkets is exhibiting stabilized occupancy levels, upward trending effective rental rates and maintaining positive absorption, with concession allowances slowly reducing.

PROPERTY MANAGEMENT. Laramar Communities, Inc. manages the property. Laramar Communities, Inc. targets investment and management opportunities for multifamily, mixed-use and senior housing properties through redevelopment/renovation, management and repositioning. Since inception of the company in 1989, Laramar Communities, Inc.'s real estate portfolio has grown to $1 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt permitted up to the lesser of 85% LTV and a minimum DSCR of 1.20x based on a minimum constant of 7.00% and provided that it is secured by a pledge of members interests in the Borrower, not secured by a lien on the property, and the rating agencies have provided no downgrade confirmation.

RELEASE PROVISIONS. Partial release of collateral, subject to defeasance, shall be allowed provided borrower defeases 125% of the property's allocated loan amount and the DSCR of the remaining properties after the release is not less than the DSCR prior to the release or the DSCR at loan closing. Partial releases permitted only in connection with asset sales to independent third parties and not refinancings and recapitalizations.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $52,650,000
                          CHARLOTTE APARTMENT PORTFOLIO    DSCR:     1.26x
                                                           LTV:      79.7%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $47,250,000
                               SAVANNAH APARTMENTS         DSCR:     1.21x
                                                           LTV:      78.5%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $47,250,000
                               SAVANNAH APARTMENTS         DSCR:     1.21x
                                                           LTV:      78.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GECC

LOAN PURPOSE:               Refinance

ORIGINAL PRINCIPAL BALANCE: $47,250,000

CUT-OFF PRINCIPAL BALANCE:  $47,250,000

% BY INITIAL UPB:           2.77%

INTEREST RATE:              5.2100%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         February 1, 2005

MATURITY DATE:              January 1, 2015

AMORTIZATION:               Interest-only through and including the payment date
                            occuring on January 1, 2007. Thereafter, amortization is based on a 30-year schedule.

CALL PROTECTION:            Lockout for 24 months from securitization closing
                            date, then defeasance is permitted. On and after November 1, 2014, prepayment can be made without penalty.

SPONSORS:                   Suzanne K. Arlie, Ed Anderson

BORROWER:                   The Savannah Complex, LLC

LOCKBOX:                    None

INITIAL RESERVES:           Tax:          $60,619

                            Insurance:    $28,750

MONTHLY RESERVES:           Tax:          $30,309

                            Insurance:    $9,583

                            Replacement:  $8,170
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/UNIT:          $100,106

BALLOON BALANCE/UNIT:       $87,070

LTV:                        78.5%

BALLOON LTV:                68.3%

DSCR:                       1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset

PROPERTY TYPE:              Multifamily

COLLATERAL:                 Fee simple interest in a Class A Multifamily
                            property containing 472 units.

LOCATION:                   Las Vegas, NV

YEAR BUILT / RENOVATED:     1999 / NAP

UNITS:                      472 units

PROPERTY MANAGEMENT:        ConAm Management Corporation

OCCUPANCY (AS OF
11/29/2004):                96.6%

UNDERWRITTEN NET CASH
FLOW:                       $3,781,267

APPRAISED VALUE:            $60,180,000

APPRAISAL DATE:             November 17, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                     UNIT DESCRIPTION

                                                                   AVERAGE RENT       MARKET RENT(1)
UNIT TYPE                NO. OF UNITS      SQ. FT. PER UNIT         (PER MONTH)         (PER MONTH)
----------------------------------------------------------------------------------------------------
1 Bedroom, 1 Bath             120                 758                  $805                $805
----------------------------------------------------------------------------------------------------
2 Bedroom, 2 Bath             88                 1,106                $1,060              $1,060
----------------------------------------------------------------------------------------------------
2 Bedroom, 2 Bath             136                1,191                $1,080              $1,080
----------------------------------------------------------------------------------------------------
3 Bedroom, 2 Bath             128                1,339                $1,260              $1,260
----------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.               472                1,105                $1,055              $1,055
----------------------------------------------------------------------------------------------------

(1) As per appraisal. Based on analysis of six comparable properties proximate to Savannah Apartments.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $47,250,000
                               SAVANNAH APARTMENTS         DSCR:     1.21x
                                                           LTV:      78.5%
--------------------------------------------------------------------------------

SAVANNAH APARTMENTS LOAN

THE LOAN. The Savannah Apartments Loan is secured by a first mortgage on Savannah Apartments, a Class A, 472 unit, multifamily apartment community, constructed in 1999, and located in Las Vegas, Nevada, six miles south of "The Strip."

THE BORROWER. The borrower is a single purpose entity who's managing member has an independent director. One of the sponsors of the borrower is Suzanne K. Arlie who owns four multifamily properties, totaling 1,139 units, and 135,000 sf of retail space.

THE PROPERTY. The Savannah Apartments Loan is secured by a Class A, 472 unit, garden style, multifamily property located in Las Vegas, Nevada, near the city of Henderson. The subject is situated on approximately 27 acres with two swimming pools, two fitness centers, spa, sauna, clubhouse, leasing office and exercise path.

The property is located approximately two miles west of Interstate 215, five miles south of McCarran International Airport and six miles from the south end of "the Strip." The construction of Interstate 215 (the new loop encircling Las Vegas) has opened up access to the area and spurred much of the growth.

Savannah Apartments is a two-story complex containing one, two and three-bedroom units. Each apartment contains a washer dryer, refrigerator with ice, garbage disposal and dishwasher. Construction features of the units include ceramic tile entry, plush carpet, nine foot or vaulted ceilings, ceiling fans, granite kitchen counter top, marble bath vanities with oversized garden tub, track lighting, and vertical blinds. Select units have gas fireplaces, dual walk-in closets, microwave, and attached garages. Each unit has central heat and air conditioning which is individually metered. There are 276 direct access garages, 803 carport spaces and 406 uncovered parking spaces (2.1 spaces per unit). Savannah Apartments is adjacent to an elementary school providing an additional amenity given that over 22% of the tenant population are 15 and under. The mean household income for the property is $72,495, with a median income of $44,400.

THE MARKET. Savannah Apartments is located south of downtown Las Vegas and "The Strip", in an area experiencing rapid development. A demographic study of the area estimates that 168,556 people lived within a five-mile radius of the property, as of 2004. Based upon current population trends, the area is expected to grow to 208,525 people by 2009.

It is estimated that in 2003, the population of the Las Vegas metropolitan area was 1.8 million people and the average household income was $56,106. For 2004, within a three-mile radius of the Savannah Apartments, the population was estimated at 98,234 and average household income was estimated at $70,478.

The appraiser reported submarket occupancy of 95.5%, compared to Savannah Apartments at 97% physical occupancy. Concessions equal to one month's free rent earlier last year have decreased to reductions in deposits when leases are signed. As a result Savannah Apartments has experienced an increased economic occupancy which is higher than was underwritten.

There is a wide variety of retail amenities in the area. Within a two-mile radius of the Savannah Apartments there are several retail centers with anchors such as Wal-Mart, Home Depot, Lowes and Target. It is estimated that approximately one to two million square feet of retail space had been or is currently being built within five miles of the subject over the last seven years.

PROPERTY MANAGEMENT. The property is managed by ConAm Management Corporation, a San Diego based company that manages 50,000 multifamily units located in 14 states and 26 metropolitan areas.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $47,250,000
                               SAVANNAH APARTMENTS         DSCR:     1.21x
                                                           LTV:      78.5%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $44,000,000
                           WASHINGTON MUTUAL BUILDINGS     DSCR:     1.64
                                                           LTV:      69.3%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

19850 PLUMMER STREET                                19860 PLUMMER STREET

                              9401 OAKDALE AVENUE


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $44,000,000
                           WASHINGTON MUTUAL BUILDINGS     DSCR:     1.64x
                                                           LTV:      69.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GACC

LOAN PURPOSE:               Acquisition

ORIGINAL BALANCE:           $44,000,000

CUT-OFF BALANCE:            $44,000,000

% BY INITIAL UPB:           2.58%

INTEREST RATE:              5.6475%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         March 1, 2005

MATURITY DATE:              May 1, 2015

AMORTIZATION:               484 months

CALL PROTECTION:            Lockout for 24 months from securitization date, then
                            defeasance is permitted. On and after February 1, 2015 prepayment can be made without penalty.

SPONSOR:                    Northstar Realty Finance Corp.

BORROWER:                   NRFC Sub Investor IV, LLC

ADDITIONAL FINANCING:       $13,000,000 mezzanine financing.

LOCKBOX:                    Hard

INITIAL RESERVES(1):        Ground rent reserve (9401 Oakdale Avenue property
                            only).

MONTHLY RESERVES(1):        Springing impound reserve.

                            Ongoing ground rent reserve (9401 Oakdale Avenue property only).

                            Ongoing cash sweep reserve commencing on the 112th payment date.
--------------------------------------------------------------------------------

(1)   See "Cash Management" and "Escrows" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE PSF:           $172

BALLOON BALANCE PSF:        $157

LTV:                        69.3%

BALLOON LTV:                63.8%

DSCR:                       1.64x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Portfolio

PROPERTY TYPE:              Office

COLLATERAL:                 Fee simple interest in two suburban offices and a
                            leasehold interest in one suburban office.

LOCATION:                   Chatsworth, Los Angeles, CA

YEAR BUILT / RENOVATED:     1984, 1985 / NAP

TOTAL AREA:                 257,336 sq. ft.

PROPERTY MANAGER:           Self-managed

OCCUPANCY (AS OF
11/1/2004):                 100.0%

UNDERWRITTEN NET CASH
FLOW:                       $4,557,628

PORTFOLIO APPRAISED VALUE:  $63,500,000

PORTFOLIO APPRAISAL DATE:   December 15, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                MAJOR OFFICE TENANTS

TENANTS - LOCATION                       NRSF          % NRSF        RENT PSF       LEASE EXPIRATION   TENANT RATINGS (S/F/M)
-----------------------------------------------------------------------------------------------------------------------------
Washington Mutual --
Plummer Street Buildings                 160,000        62.2%        $21.29             6/18/2015            A / A / A2
-----------------------------------------------------------------------------------------------------------------------------
Washington Mutual --
Oakdale Avenue Building                  97,336         37.8%        $19.81             6/18/2015            A / A / A2
-----------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $44,000,000
                           WASHINGTON MUTUAL BUILDINGS     DSCR:     1.64x
                                                           LTV:      69.3%
--------------------------------------------------------------------------------

WASHINGTON MUTUAL BUILDINGS LOAN

THE LOAN. The Washington Mutual Buildings Loan is a $44 million, 123 month, fixed rate loan secured by a leasehold interest in one building (9401 Oakdale Avenue) and by a fee simple interest in one parcel containing two buildings (19850 & 19860 Plummer Street). The borrower's total cost basis in the property is approximately $63.8 million which translates to a loan to cost ratio of 68.9% and borrower equity of $19.8 million (31.1%) in a combination of $13 million mezzanine financing (as described below in the "Current Mezzanine or Subordinate Indebtedness" section) and $6.8 million in hard equity.

THE BORROWER. The borrower is NRFC Sub Investor IV, LLC a special purpose, bankruptcy-remote entity sponsored by NORTHSTAR REALTY FINANCE CORP. (Northstar). Northstar is a newly-public company whose Initial Public Offering
(IPO) was co-managed by Deutsche Bank. Northstar is an internally-managed commercial real estate company that makes fixed income, structured finance and net lease investments in real estate assets. Northstar is led by CEO David Hamamoto, and chairman W. Edward Scheetz, the former co-head of Whitehall Funds, the principal real estate investment division of Goldman, Sachs & Co. Northstar is focused on three core businesses: subordinate real estate debt, real estate securities and net lease properties. In the subordinate real estate debt business, it acquires, originates and structures subordinate and other high-yielding debt investments secured by income-producing real estate properties. In the real estate securities business, Northstar creates, manages and issues collateralized debt obligations backed by commercial real estate debt securities. In the net lease properties business, Northstar acquires properties that are primarily net leased to corporate tenants.

Since its formation in 1997 and through December 31, 2003, Northstar has made structured finance investments of approximately $1.4 billion including $280 million in subordinated real estate debt, $675 million in real estate securities, and $450 million in net leased properties. Northstar's investments in properties consist of 40 office and retail assets, a strategic investment in Koll Development Company (a real estate development company that has developed 44 office and industrial properties comprising over 10 million square feet at a cost of over $1.1 billion), and a portfolio of retail and commercial properties in New York City (consisting of 100,000 square feet in eight properties). Northstar went public with its IPO on October 26, 2004, in which it sold 20 million shares of stock for a price of $9.00 per share, implying an initial market capitalization of $180 million. Northstar trades on the NYSE under the ticker symbol "NRF" and as of December 9, 2004, it had a market capitalization of $215.91 million. As of June 30, 2004, Northstar had (proforma) consolidated assets of $227.8 million and (pro forma) stockholders' equity of $146.7 million. Northstar is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTIES. The properties consist of three buildings located in Los Angeles, California. The buildings are located on two separate parcels, known as the 9401 Oakdale Avenue building and the 19850 & 19860 Plummer Street buildings. The buildings have open floor plans and are primarily used for back-office support. The buildings were seismically retrofitted after the 1994 Northridge earthquake and have a probable maximum loss (PML) of 18.0%. As such, earthquake insurance was not required under the loan documents. The Washington Mutual Buildings Loan was underwritten based on current rent levels for both the ground lease (at the 9401 Oakdale Avenue property) and the building leases.

Washington Mutual, Inc. (WAMU) acquired Great Western Financial Corporation of Chatsworth, California in July of 1997 creating the largest thrift in the United States. Shortly after that acquisition, WAMU acquired H.F. Ahmanson (Home Savings of America) in October of 1998. H. F. Ahmanson was also based in Los Angeles (Irwindale) and was in the bidding war for Great Western Financial Corporation in 1997. With these two acquisitions, WAMU went from having no presence in California to having over $30 billion in assets in California and a leading market position (top three) in the state. WAMU has decided to make Great Western Financial Corporation's Chatsworth headquarters campus its "operations hub" for the Los Angeles area. There are presently approximately 4,000 WAMU employees in the corporate park.

Primary operating at each of the buildings include the following:

19850 Plummer Street - Investor Reporting and Financial Control

19860 Plummer Street - Telephone and on-line banking call center

9401 Oakdale Avenue - Account Services and Internal Asset Review


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $44,000,000
                           WASHINGTON MUTUAL BUILDINGS     DSCR:     1.64x
                                                           LTV:      69.3%
--------------------------------------------------------------------------------

19850 & 19860 PLUMMER STREET

PROPERTY INFORMATION. The collateral includes the fee simple interest in two buildings (19850 & 19860 Plummer Street) located on a 6.70-acre parcel within the Washington Mutual Service Center. 19850 Plummer Street is a three-story building containing 70,000 sf of NRA, and 19860 Plummer Street is a two-story building containing 90,000 sf of NRA. Both buildings were constructed in 1984. The site provides a total of 502 parking spaces which are shared (a parking ratio of 3.14 spaces per 1,000 sf of NRA). Washington Mutual pays a current rent equal to approximately $21.29 psf per year or $3,407,037 per year (through September 2006) under a 30-year lease that expires in June 2015. The lease has one renewal option that, if exercised, would extend the expiration date to September 24, 2031. Under the terms of each building lease, rent payments increase by a CPI factor every five years, with the next adjustment scheduled for October 1, 2006 for the Plummer Street buildings.

9401 OAKDALE AVENUE

PROPERTY INFORMATION. The collateral includes the leasehold interest in 9401 Oakdale Avenue, a 3.64-acre site improved with a two-story building (constructed in 1985) containing 97,336 sf. This site provides parking for 310 vehicles, a ratio of 3.46 spaces per 1,000 sf of NRA. The borrower is the lessee under a 55-year ground lease which commenced on June 1, 1984 and expires on May 31, 2039 (with two, 5-year renewal options). Rent payable by the borrower to the ground lessor increases by 30% of the amount of any increase in rents under the building lease(s). The current ground lease payment is $386,956 per year ($3.98 psf of building area). The property has been sub-leased to Washington Mutual Bank, F.A. (Washington Mutual) which currently pays a rent equal to $1,927,932 per year or approximately $19.81 psf per year (through November 2005) under a 30-year lease expiring in June 2015. The lease has one renewal option that would extend the expiration date to September 24, 2031. Under the terms of the building lease, rent payments increase by a CPI factor every five years, with the next adjustment scheduled for December 1, 2005 for the 9401 Oakdale Avenue building.

9401 OAKDALE AVENUE AND 19850 & 19860 PLUMMER STREET

TENANT INFORMATION. The tenant, Washington Mutual (rated A by S&P, A by Fitch, and A2 by Moody's), is the wholly-owned banking subsidiary of WAMU, one of the largest financial services companies in the United States. Washington Mutual was founded in 1889 and is the largest thrift in the United States. Through over 2,400 facilities nationwide, it offers traditional consumer and commercial banking services including deposit accounts, mortgages and other loans, securities brokerage, and the Washington Mutual family of mutual funds. WAMU's primary business lines are consumer banking, mortgage lending, commercial banking, and consumer finance. Washington Mutual is one of the largest originators and servicers of residential mortgages in the United States.

As of June 30, 2004, Washington Mutual and its subsidiaries had assets of approximately $278.5 billion.

THE MARKET. The Washington Mutual Buildings are located in the community of Chatsworth, part of the City of Los Angeles, California. Chatsworth is located in northwestern Los Angeles County, within the San Fernando Valley, approximately 30 miles northwest of downtown Los Angeles. According to statistics published by CB Richard Ellis, as of the end of the third quarter 2004, the Los Angeles County office market contained over 177 million square feet of space and had an overall vacancy rate of 13.2%, down from 14.2% as of the end of the third quarter 2003. The average asking rent for office space in this market was $25.44 psf, up from $24.96 psf as of the third quarter 2003.

The properties are located within the San Fernando Valley office market and, more specifically, within the West San Fernando Valley sub-market. As of the third quarter 2004, the San Fernando Valley office market had approximately 22 million square feet of office space and had an overall (direct) vacancy rate of 9.0% (down from 11.8% as of the third quarter 2003), which is approximately 4% lower than the overall Los Angeles County office market.

According to statistics published by Colliers Seeley, as of the end of the third quarter 2004, office space within the property's West San Fernando Valley office sub-market totaled 16.56 million square feet and had a direct vacancy rate of 11.2% (12% including sub-lease space). The average rental rate for office space in this sub-market was $24.96 psf. Neither CB Richard Ellis nor Collier Seeley had statistics for Class "B" office space within the property's West San Fernando Valley sub-market. Collier Seeley did note, however, that Class "B" space in the entirety of San Fernando Valley and nearby Ventura County totaled
13.6 million square feet, had a direct vacancy rate of 11.1% (12.7% including available sub-lease space) and had an average rental rate of $21.96 psf.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $44,000,000
                           WASHINGTON MUTUAL BUILDINGS     DSCR:     1.64x
                                                           LTV:      69.3%
--------------------------------------------------------------------------------

The overall average lease rate for office space in the West San Fernando Valley sub-market was $24.96 psf as of the end of the third quarter 2004 (up from $24.60 psf one year earlier). Lease rates in this market are generally quoted on a gross or full-service basis. According to CB Richard Ellis, as of third quarter 2004, the average lease rate for office space in Chatsworth was $19.44 psf gross. In further analyzing lease rates, the appraiser identified five buildings located within one block of the property. Lease rates at four of these buildings ranged from $19.20 psf to $21.00 psf gross, and the fifth was leased at a triple net rent of $15.00 psf. The appraiser concluded that a market-level rent for the subject buildings would be approximately $15.00 psf on a triple net basis.

PROPERTY MANAGEMENT. THE PROPERTIES ARE SELF-MANAGED.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The $13 million mezzanine loan was provided by Northstar, an affiliate of the borrower. The mezzanine loan is secured by a pledge of 100% of the membership interests in the borrower, and the mezzanine lender has a security interest in the excess cash flow from the properties after monthly debt service, ground lease and operating expense obligations are satisfied. The mezzanine loan fully amortizes over a 111-month term, maturing just prior to commencement of the cash flow sweep (as described below in the "Cash Management" section). Under certain default related circumstances (as described in the related loan documents) the mezzanine lender has the right to purchase the mortgage loan from the trust, provided such purchase must be effected by defeasing the mortgage loan or prepaying the mortgage loan with yield maintenance.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt is permitted, subject to senior lender's consent based on review of the terms and documentation related to such debt, which consent may not be unreasonably withheld.

CASH MANAGEMENT. The loan is structured with a hard lockbox with in-place cash management. Amounts in the lockbox account are used each month to pay senior lender debt service (and any other amounts that may be due under the loan documents) before excess funds are used to pay the mezzanine lender and then any excess is released to the borrower. Because the loan is co-terminus with the Washington Mutual leases, the loan documents require a cash flow sweep to begin 12 months prior to the Washington Mutual Buildings Loan maturity date, at which time excess cash flow will be retained by the senior lender to provide a reserve fund for possible re-tenanting costs and to function as additional security for the Washington Mutual Buildings Loan. The cash flow sweep will continue until $3 million has been accumulated in the reserve.

ESCROWS. At closing, the borrower reserved $117,012.86 related to the ground rent at the 9401 Oakdale Avenue building. In addition, the Washington Mutual Buildings Loan requires the collection of a monthly ground rent reserve related to the 9401 Oakdale Avenue building in the amount equal to the sum of (i) one-third of the quarterly payment of "Minimum Rent" (as defined in the ground lease) that will next become due and payable under the ground lease, and (ii) one-twelfth of the annual payment of "Additional Rent" (as defined in the ground lease) that will next become due and payable under the ground lease. Upon the occurrence of an "Impound Account Trigger Event" (as defined in the loan documents), the loan documents require reserves for taxes and insurance.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $44,000,000
                           WASHINGTON MUTUAL BUILDINGS     DSCR:     1.64x
                                                           LTV:      69.3%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $36,966,944
                           CANDLEWOOD PLAZA - DANBURY      DSCR:     1.25x
                                                           LTV:      77.0%
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $36,966,944
                           CANDLEWOOD PLAZA - DANBURY      DSCR:     1.25x
                                   APARTMENTS              LTV:      77.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                GECC

LOAN PURPOSE:               Refinance

ORIGINAL PRINCIPAL BALANCE: $37,000,000

CUT-OFF PRINCIPAL BALANCE:  $36,966,944

% BY INITIAL UPB:           2.17%

INTEREST RATE:              5.7100%

PAYMENT DATE:               1st of each month

FIRST PAYMENT DATE:         February 1, 2005

MATURITY DATE:              January 1, 2015

AMORTIZATION:               360 Months

CALL PROTECTION:            Lockout for 24 months from securitization closing
                            date, then defeasance is permitted. On and after November 1, 2014, prepayment can be made without penalty.

SPONSORS:                   Michael Goldberg, Neil Goldberg, and Steven Goldberg

BORROWER:                   R&F Danbury, LLC

LOCKBOX:                    None

INITIAL RESERVES:           Tenant Escrows(1): $2,050,000

                            Tax:               $19,918

                            Engineering:       $146,875

MONTHLY RESERVES:           Tax:               $19,918

                            TI/LC(2):          $13,205

                            Replacement(3):    $2,640
--------------------------------------------------------------------------------

(1.) $2,000,000 letter of credit held until Bed Bath & Beyond is open for business. $50,000 held in connection with completion of repairs on Bed Bath & Beyond space.

(2.)  Capped at $633,840.

(3.)  Capped at $126,720.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ.FT.:      $175

BALLOON BALANCE / SQ.FT.:   $147

LTV:                        77.0%

BALLOON LTV:                64.8%

DSCR:                       1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:   Single Asset

PROPERTY TYPE:              Anchored Retail

COLLATERAL:                 Fee simple interest in an anchored retail shopping
                            center.

LOCATION:                   Brookfield, CT

YEAR BUILT / RENOVATED:     1972 / 2004

TOTAL AREA:                 211,396 sq. ft.

PROPERTY MANAGEMENT:        Raymour's Furniture Company, Inc.

LEASED (AS OF
12/1/2004):                 95.2%

UNDERWRITTEN NET CASH
FLOW:                       $3,234,761

APPRAISED VALUE:            $48,000,000

APPRAISAL DATE:             December 1, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  LEASE           LEASE
TENANTS                         % NRSF       RENT PSF         COMMENCEMENT     EXPIRATION    RATING (S/M/F)    2003 SALES PSF(4)
--------------------------------------------------------------------------------------------------------------------------------
Raymour & Flanigan               33.1%        $20.00            10/1/2004       9/30/2019         -/-/-               NA
--------------------------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond                17.5%        $20.00            11/1/2004      10/31/2019        BBB/-/-              NA
--------------------------------------------------------------------------------------------------------------------------------
TJ Maxx                          12.2%         $6.55            9/29/1983       1/31/2009        A/A3/-              $272
--------------------------------------------------------------------------------------------------------------------------------
Office Max, Inc.                 11.8%        $14.75            1/1/1993        1/31/2008       BB/Ba1/-              NA
--------------------------------------------------------------------------------------------------------------------------------
Michaels Stores, Inc.            9.5%         $20.00           12/14/1998       2/28/2009       BB+/Ba1/-            $177
--------------------------------------------------------------------------------------------------------------------------------
CVS                              4.0%         $16.00            5/1/1983        1/31/2012       A-/A3/A-             $872
--------------------------------------------------------------------------------------------------------------------------------

(4.) Raymour & Flanigan and Bed Bath & Beyond leases recently commenced and thus sales psf are not available.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $36,966,944
                           CANDLEWOOD PLAZA - DANBURY      DSCR:     1.25x
                                                           LTV:      77.0%
--------------------------------------------------------------------------------

THE CANDLEWOOD PLAZA - DANBURY LOAN

THE LOAN. The Candlewood Plaza - Danbury Loan is secured by a first mortgage on Candlewood Plaza - Danbury, a 211,396 sq. ft. anchored retail center, constructed in 1972, remodeled and expanded in 2004, and located in Danbury, Connecticut.

THE BORROWER. The borrower is R&F Danbury, LLC, a single purpose, bankruptcy remote entity. The sponsors of the borrower are Neil Goldberg, President and CEO of Raymour & Flanigan, and Michael Goldberg and Steven Goldberg, both Executive Vice Presidents of Raymour & Flanigan. In aggregate, the sponsors own approximately 4.6MM sf of real estate consisting of 58 properties.

THE PROPERTY. The Candlewood Plaza - Danbury Loan is secured by a 211,396 sq. ft. community shopping center located in Danbury, Connecticut. It is located at the intersection of Candlewood Lake Road and Federal Road, which is a densely developed thoroughfare with retail and other commercial uses. The Candlewood Plaza - Danbury is located less than two miles from Interstate 84 and half a mile from Route 7. A Kohl's is located across the street.

SIGNIFICANT TENANTS. The property is 95.2% leased by five anchor tenants and six inline tenants. The anchor tenants, Raymour & Flanigan, Bed Bath & Beyond, TJ Maxx, Office Max, Inc. and Michaels Stores, Inc, are approximately 88% of the GLA and 90% of the property's rental income.

      RAYMOUR & FLANIGAN occupies 70,000 sq. ft. (33.1% of total space) under a lease with a rent of $20.00 psf that commenced on October 1, 2004 and expires on September 30, 2019. Founded in 1947, Raymour & Flanigan operates 49 showrooms and employs 2,600 employees. With showrooms in New York, New Jersey, Pennsylvania, Massachussetts, Connecticut and Delaware, it is the largest furniture retailer in the Northeast. The store at Candlewood Plaza - Danbury is Raymour & Flanigan eighth store in Connecticut.

      BED BATH & BEYOND (Nasdaq: BBBY; rated "BBB" by S&P) occupies 37,000 sq. ft. (17.5% of total space) under a lease with a rent of $20.00 psf that commenced on November 1, 2004 and expires on October 31, 2019. Founded in 1971, Bed Bath & Beyond is a nationwide chain of over 600 superstores selling predominantly better quality domestic merchandise and home furnishings. Through the company's third quarter, which ended November 27, 2004, sales were $3.7 billion vs. $3.2 billion over the same period the previous year.

      TJ MAXX (NYSE: TJX; rated "A"/"A3" by S/M) occupies 25,892 sq. ft. (12.2% of total space) under a lease with a rent of $6.55 psf that commenced on September 29, 1983 and expires on January 21, 2009. TJ Maxx is the largest off-price apparel retailer in the United States with over 750 stores in 47 states. TJ Maxx sells brand name and designer fashions at up to 60% less than department and specialty store prices. Through the company's third quarter, which ended October 30, 2004, sales were $10.6 billion vs. $9.2 billion over the same period the previous year.

      OFFICE MAX, INC. (NYSE: OMX; rated "BB"/"Ba1" by S/M) occupies 25,010 sq. ft. (11.8% of total space) under a lease with a rent of $14.75 psf that commenced on January 1, 1993 and expires on January 31, 2008. Office Max, Inc. provides office supplies and paper, print and document services, technology products and solutions, and furniture to large, medium and small businesses and consumers. Office Max, Inc. customers are served by more than 40,000 associates through direct sales, catalogs, Internet and nearly 1,000 superstores. Prior to November 1, 2004, the legal name of Office Max, Inc. was Boise Cascade Corporation (NYSE:BCC). The income of Office Max, Inc. was reported within the Boise Office Solutions business which in the third quarter of 2004 had sales of $2.2 billion.

      MICHAELS STORES, INC. (NYSE: MIK; "BB+"/"Ba1" by S/M) occupies 20,000 sq. ft. (9.5% of total space) under a lease with a rent of $20.00 psf that commenced on December 14, 1998 and expires on February 28, 2009. Michaels Stores, Inc. owns and operates a chain of retail specialty stores featuring a variety of home decorations and art and crafts items. The company operates over 800 Michaels and 150 Aaron Brothers retail stores in the U.S. and Canada. Through the company's third quarter, which ended October 30, 2004, sales were $2.2 billion vs. $2.0 billion over the same period the previous year.

THE MARKET. Candlewood Plaza - Danbury is located in Fairfield County in Danbury, Connecticut. According to the appraisal, in 2003, the population of Fairfield County was 903,856 and reported average household income was $109,332. Additionally, within a 3-mile radius of the Candlewood Plaza - Danbury, the population was 41,241 and reported average household income was $82,830, in 2003.

The appraiser reported occupancy rates for comparable properties as 95% to 100%, compared to Candlewood Plaza - Danbury at 95.2%.

Rent comparables ranged from $15.00 to $35.00 psf for anchor space and $15.25 to $45.00 psf for in-line space. For Candlewood Plaza - Danbury the average anchor rent is $17.00 and the avegage in-line rent is $19.00.

PROPERTY MANAGEMENT. The property is managed by Raymour's Furniture Company Inc., an affiliate of the borrowers.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE:  $36,966,944
                           CANDLEWOOD PLAZA - DANBURY      DSCR:     1.25x
                                                           LTV:      77.0%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,581,193,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C1

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information'') may include various forms of performance analysis, security characteristics and
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Information is provided solely by Deutsche Bank Securities Inc., Banc of America
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Information'', please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the
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Performance results are based on mathematical models that use inputs to
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expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity
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Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents'') and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the
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specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.